                                  PROSPECTUS
                                      FOR

                         THE ADVANTAGE EQUITY OPTIONS
  ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY ("METLIFE INVESTORS USA")

              DECEMBER 13, 2006, AS REVISED ON FEBRUARY 15, 2007


MetLife Investors USA issues the Advantage Equity Options as optional benefits to a fixed benefit life insurance policy (the "base policy"). We also offer other optional benefits as additions to the base policy. For ease of reference, we refer to the base policy and all of the optional benefits that are added to the base policy as the "Policy." The Advantage Equity Options allow you to purchase additional insurance coverage through which you can experience the potential growth of the equity markets while maintaining your base policy. There are two different Advantage Equity Options:

..  ADVANTAGE EQUITY ADDITIONS (also known as Variable Additional Insurance)

..  ADVANTAGE EQUITY ENRICHER (also known as Variable Additional Benefits)

You may elect to include either or both as optional benefits to your base policy. You purchase Advantage Equity Additions using the dividends paid on the underlying fixed benefit policy. You purchase Advantage Equity Enricher by making premium payments. You cannot make premium payments to Advantage Equity Additions.

This prospectus provides you with important information about the Advantage Equity Options. However, we will also issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy (including the Advantage Equity Options) contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the Advantage Equity Options rider attached to your Policy) for the provisions that apply in your state.

Amounts you allocate to the Advantage Equity Options can be invested in the available investment divisions of MetLife Investors USA Variable Life Account A ("Separate Account") and in a fixed interest account ("Fixed Account").

Each available investment division (sometimes referred to in this prospectus as "variable investment option") invests in a corresponding "Portfolio" of the Metropolitan Series Fund, Inc.:

   Lehman Brothers(R) Aggregate Bond Index Portfolio
   MetLife Mid Cap Stock Index Portfolio
   MetLife Stock Index Portfolio
   Morgan Stanley EAFE(R) Index Portfolio
   Russell 2000(R) Index Portfolio

A separate prospectus for the Metropolitan Series Fund, Inc. ("Fund") is attached to this prospectus. It describes in greater detail an investment in the Portfolios listed above. Before purchasing an Advantage Equity Option, read the information in this prospectus and in the prospectus for the Fund. Keep these prospectuses for future reference.

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved of these securities, nor have they determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Interests in the Separate Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                              IN THIS
SUBJECT                                                                      PROSPECTUS
-------                                                                      ----------
Summary of Benefits and Risks...............................................      3
   Benefits of the Advantage Equity Options.................................      3
   Risks of the Advantage Equity Options....................................      4
   Risks of Investment in the Portfolios....................................      5
Fee Tables..................................................................      6
   Transaction Fees.........................................................      6
   Periodic Charges Other Than Portfolio Operating Expenses.................      7
   Annual Portfolio Operating Expenses......................................      8
MetLife Investors USA.......................................................      8
Our Separate Account That Supports the Advantage Equity Options.............      9
   The Separate Account.....................................................      9
   The Investment Divisions.................................................      9
   Substitution of Investments..............................................      9
The Fund and its Portfolios.................................................     10
   Certain Payments We Receive with Regard to the Portfolios................     10
   Selection of Portfolios..................................................     10
   Management of the Portfolios.............................................     11
   The Portfolio Share Class That We Offer..................................     11
   Purchase and Redemption of the Portfolio Shares by Our Separate Account..     11
   Voting Rights That You Will Have.........................................     12
The Fixed Account...........................................................     12
The Base Policy and its Benefit Options.....................................     13
Purchasing the Advantage Equity Options.....................................     14
Allocation of Dividends and Premiums to the Advantage Equity Options........     15
   Allocating Dividends and Paying Premiums.................................     15
   Maximum and Minimum Premium Payments.....................................     16
   Allocating Payments to the Advantage Equity Options......................     17
Sending Communications and Payments To Us...................................     17
   Contacting Us............................................................     17
   When Your Requests, Instructions and Notifications Become Effective......     18
   Third Party Requests.....................................................     19
Advantage Equity Options Insurance Proceeds Payable If the Insured Dies.....     19
   Advantage Equity Options Death Benefits..................................     20
   Alternate Death Benefit That Automatically Applies in Some Cases.........     21
   Conditional Guaranteed Minimum Death Benefit.............................     21
Advantage Equity Options Cash Value.........................................     21
Surrenders and Partial Withdrawals From the Advantage Equity Options........     23
Transferring Cash Value.....................................................     23
   Automatic Rebalancing....................................................     26
   Automated Withdrawals....................................................     26
   Transfers by Telephone...................................................     26
Borrowing From Your Policy..................................................     26
Advantage Equity Options Termination and Reinstatement......................     27
   Termination..............................................................     27
   Reinstatement............................................................     28
Charges and Deductions You Pay for the Advantage Equity Options.............     28
   Deductions From Premiums--Advantage Equity Enricher Only.................     29
   Charges Included in the Monthly Deduction................................     29
   Charges and Expenses of the Separate Account and the Portfolios..........     30
   Variations in Charges....................................................     30
Net Single Premium..........................................................     31
Federal Tax Matters.........................................................     31
Rights We Reserve...........................................................     35
Other Policy Provisions.....................................................     36
   "Free Look" Period to Cancel Your Policy.................................     36
   Suicide..................................................................     36
   Assignment and Change of Ownership.......................................     36
   Payment and Deferment....................................................     36
   Dividends................................................................     37
Sales and Administration of the Policies....................................     37
   Distributing the Policies................................................     37
   Commissions and Other Compensation.......................................     37
Legal Proceedings...........................................................     39
Restrictions on Financial Transactions......................................     40
Illustration of Advantage Equity Options Benefits...........................     40
Financial Statements........................................................     40

SUMMARY OF BENEFITS AND RISKS

This summary describes important benefits and risks of the Advantage Equity Options. The sections of this prospectus following this summary discuss the Policy and the Advantage Equity Options in more detail.

BENEFITS OF THE ADVANTAGE EQUITY OPTIONS

DEATH BENEFIT. The Advantage Equity Options are designed to provide insurance protection. If the Advantage Equity Options are in force, and upon receipt of satisfactory proof of the death of the insured, we will pay insurance proceeds to the beneficiary of the Policy. Insurance proceeds generally equal the Advantage Equity Options cash value divided by an applicable "net single premium amount" that is specified in your rider.

RIGHT TO EXAMINE THE POLICY. During the ten-day period following your receipt of the Policy (more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

INVESTMENT OPTIONS. The dividends allocated to Advantage Equity Additions, and the premiums paid into Advantage Equity Enricher can be allocated among your choice of the available investment divisions and the Fixed Account. The Fixed Account provides guarantees of interest and principal. You may change your allocation of future dividends and premiums at any time.

SURRENDER AND PARTIAL WITHDRAWALS. You may surrender (turn in) the Advantage Equity Options for their cash value or take a partial withdrawal of their cash value at any time. We will deem your request for surrender of the base policy also to be a request for surrender of the Advantage Equity Options. Your cash value in an Advantage Equity Option reflects your allocation of dividends or premiums to the Advantage Equity Option, the charges we deduct from the Advantage Equity Option's cash value, any investment experience you have in our Separate Account, any interest you earn in the Fixed Account, as well as your transfer, loan and withdrawal activity. A surrender or partial withdrawal may have tax consequences.

TRANSFERS. You may make transfers among the available investment divisions, or between the investment divisions and the Fixed Account, subject to certain limits and restrictions, including restrictions on "market timing" transactions (see "Transferring Cash Value").

AUTOMATIC REBALANCING. You may elect our Rebalancer strategy under which your cash value in the investment divisions and the Fixed Account will be automatically reallocated on a quarterly basis to the percentages you select.

LOANS. You may borrow from the Policy, including the Advantage Equity Options. The maximum loan amount you may take is the Policy's loan value. The loan value equals the Policy's cash surrender value at the end of the current Policy year, less anticipated loan interest and required premiums due for the remainder of the current Policy year. We will first secure any loan against the parts of your Policy other than the Advantage Equity Options. If we must secure a loan against the Advantage Equity Options, we will transfer the amount of cash value needed to secure the loan from the investment divisions and/or the Fixed Account to an account called the Loan Collateral Account, where we will hold the transferred cash value for as long as it is needed to secure the loan. We charge you a maximum annual interest rate of 6% on the amount you borrow. However, we credit you with an annual rate of interest of at least 4% on amounts held in the Loan Collateral Account. Loans may have tax consequences.

TAX ADVANTAGES. If you meet certain requirements, generally you will pay income taxes on the cash value you receive from your Advantage Equity Options (through withdrawals or surrenders) only to the extent that those amounts, together with dividends and distributions under your Policy, exceed the cumulative premiums you have paid on your Policy. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of the Advantage Equity Options that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions for the Advantage Equity Options. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE ADVANTAGE EQUITY OPTIONS

INVESTMENT RISK. MetLife Investors USA does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your Advantage Equity Options cash value will decrease. Your Advantage Equity Options death benefit may also decrease unless the conditional guaranteed minimum death benefit is in effect. In addition, we deduct Advantage Equity Options fees and charges from your Advantage Equity Options cash value, which can significantly reduce your Advantage Equity Options cash value and death benefit. It is possible to lose your full investment in the Advantage Equity Options. The Advantage Equity Options are not suitable as a short-term savings vehicle.

If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

CERTAIN TAX RISKS. We believe that the Policy should be deemed a life insurance contract under Federal tax law. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, except with respect to the Dividends with Interest option, you should not be deemed to be in receipt of any portion of your Policy's cash value (including any cash value in your Advantage Equity Options) until there is an actual distribution from the Policy (including those attributable to an Advantage Equity Option). Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any tax matter, you should consult with and rely on the advice of your own tax adviser.

LOAN RISKS. A policy loan that is secured by the Advantage Equity Options will affect the cash value of your Advantage Equity Options over time even if it is repaid. This is because cash value transferred to the Loan Collateral Account earns a fixed return, which could be less than the current interest rate credited to the Fixed Account, and does not participate in the investment experience of the investment divisions.

Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy, including any Advantage Equity Option, may terminate if your outstanding loan and accrued loan interest equals or exceeds the cash value of your Policy.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans from your Policy and partial withdrawals from your Policy exceed the premiums paid under your Policy. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

ADVANTAGE EQUITY OPTIONS CHARGE AND EXPENSE INCREASE. We have the right to increase certain Advantage Equity Options charges.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy or an Advantage Equity Option based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Fund prospectus attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that a Policy owner will pay when buying and owning the Advantage Equity Options. In certain cases, we have the right to increase our charges for new Advantage Equity Options, as well as for Advantage Equity Options already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the next two tables below.

TRANSACTION FEES

This table describes the fees and expenses that a Policy owner will pay at the time that he or she buys the Advantage Equity Options or transfers Advantage Equity Options cash value.

                       WHEN CHARGE IS       CURRENT AMOUNT MAXIMUM AMOUNT
     CHARGE            DEDUCTED             DEDUCTED       WE CAN DEDUCT
     ----------------------------------------------------------------------
     State Tax Imposed On payment of        2.00% of each  Same as Current
     on Premiums*      premium              premium paid   Amount
     ----------------------------------------------------------------------
     Federal Tax       On payment of        1.00% of each  Same as Current
     Imposed on        premium              premium paid   Amount
     Premiums*
     ----------------------------------------------------------------------
     Transfer Fee      On transfer of cash  Not currently  $25 per transfer
                       value among the      charged
                       investment divisions
                       and to or from the
                       Fixed Account

--------
*These charges apply to Advantage Equity Enricher only.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that a Policy owner will pay periodically during the time that he or she owns the Advantage Equity Options, not including fees and expenses for the Portfolios.

                      WHEN CHARGE IS          CURRENT AMOUNT       MAXIMUM AMOUNT
CHARGE                DEDUCTED                DEDUCTED             WE CAN DEDUCT
---------------------------------------------------------------------------------------
Cost of Insurance*    Monthly, on the
                      monthly deduction
                      date
FOR ADVANTAGE EQUITY
ADDITIONS:
Lowest and Highest                            $.03 to $2.40 each   $.19 to $2.55 each
Charge Among All                              month per $1000 of   month per $1000 of
Possible Insureds                             Advantage Equity     Advantage Equity
                                              Additions cash       Additions cash value
                                              value
Charge for a female                           $.07 each month per  $.33 each month per
insured, age 35, in                           $1000 of Advantage   $1000 of Advantage
the preferred                                 Equity Additions     Equity Additions
nonsmoker                                     cash value           cash value
underwriting class in
the first policy year
FOR ADVANTAGE EQUITY
ENRICHER:
Lowest and Highest                            $.03 to $2.40 each   $.19 to $2.55 each
Charge Among All                              month per $1000 of   month per $1000 of
Possible Insureds                             Advantage Equity     Advantage Equity
                                              Enricher cash value  Enricher cash value
Charge for a male                             $.10 each month per  $.38 each month per
insured, age 40, in                           $1000 of Advantage   $1000 of Advantage
the preferred                                 Equity Enricher      Equity Enricher
nonsmoker                                     cash value           cash value
underwriting class in
the first policy year
---------------------------------------------------------------------------------------
Mortality and         Monthly, on the         Annual rate of .50%  Same As Current
Expense Risk          monthly deduction       of the cash value in Rate
Charge                date                    the Separate
                                              Account on each
                                              monthly
                                              anniversary**
---------------------------------------------------------------------------------------
Advantage Equity      Monthly, on the
Enricher Expense      monthly deduction
Charge                date
Lowest and Highest                            $.03 to $.21 each    Same As Current
Charge Among All                              month per $1000 of   Rate
Possible Insureds                             Advantage Equity
                                              Enricher death
                                              benefit
Charge for a male                             $.08 each month per  Same As Current
insured, age 40, in                           $1000 of Advantage   Rate
the preferred                                 Equity Enricher
nonsmoker                                     death benefit
underwriting class in
the first policy year
---------------------------------------------------------------------------------------
Loan Interest         Annually (or on loan    .50% in years 1-10   2.0% in all years
Spread***             termination if earlier) .25% in years 11-20
(on loan amount)                              .00% in years 21+

--------
*The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charges shown may not be representative of the charge that a particular Policy owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your sales representative.
**The Mortality and Expense Risk Charge is .25% for riders to base policies that have a face amount of $250,000 or greater.
***We charge interest on policy loans at an effective rate of 6% but we credit you with interest on the amount of cash value we hold as collateral for the loan at an annual effective rate of not less than 4% per year. The loan interest spread is the difference between these two rates.

ANNUAL PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns an Advantage Equity Option. The table shows the lowest and highest fees and expenses charged by the Portfolios offered with Advantage Equity Additions and Advantage Equity Enricher for the fiscal year ended December 31, 2005. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectus.

                                                                        LOWEST HIGHEST
--------------------------------------------------------------------------------------
Gross Total Annual Portfolio Operating Expenses                          .29%   .52%
(expenses that are deducted from Portfolio assets, including management fees and other expenses)
--------------------------------------------------------------------------------------

This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2005, as a percentage of the Portfolio's average daily net assets for the year.

                                          TOTAL
                                          GROSS    FEE WAIVERS   NET TOTAL
                     MANAGEMENT  OTHER    ANNUAL   AND EXPENSE    ANNUAL
        PORTFOLIO       FEES    EXPENSES EXPENSES REIMBURSEMENTS EXPENSES*
     ---------------------------------------------------------------------
     Lehman Brothers
      Aggregate
      Bond Index        .25%      .06%     .31%        .00%         .31%
     ---------------------------------------------------------------------
     MetLife Mid Cap
      Stock Index       .25%      .09%     .34%        .00%         .34%
     ---------------------------------------------------------------------
     MetLife Stock
      Index             .25%      .04%     .29%        .00%         .29%
     ---------------------------------------------------------------------
     Morgan Stanley
      EAFE Index        .30%      .22%     .52%        .00%         .52%
     ---------------------------------------------------------------------
     Russell 2000
      Index             .25%      .11%     .36%        .00%         .36%
     ---------------------------------------------------------------------

--------
*Our affiliate, MetLife Advisers, LLC, and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers, LLC will waive, through April 30, 2007, .01% of the management fee payable by each of the Portfolios.

THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS.

FOR INFORMATION CONCERNING THE COMPENSATION PAID FOR THE SALE OF THE POLICIES AND THE ADVANTAGE EQUITY OPTIONS, SEE "SALES AND ADMINISTRATION OF THE POLICIES."

METLIFE INVESTORS USA

MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. We are obligated to pay all benefits under the Policies and the Advantage Equity Options.

OUR SEPARATE ACCOUNT THAT SUPPORTS THE ADVANTAGE EQUITY OPTIONS

THE SEPARATE ACCOUNT

The Separate Account receives premium payments from the Advantage Equity Options and other variable life insurance products that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. Applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business that we conduct. Moreover, the charges that are deducted include only those that have already been earned and not those due at a future date or those contingent upon future events. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account. Excess assets may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. The market value of assets in the Separate Account will always equal or exceed the market value of assets attributable to Policy owners.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for the excess assets described above, which we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance products whose premiums the Separate Account receives.

THE INVESTMENT DIVISIONS

[SIDEBAR: EACH AVAILABLE INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF THE FUND.]
The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of the Fund. You can designate how you would like your dividends and cash value, in the case of Advantage Equity Additions, or your premiums and cash value, in the case of Advantage Equity Enricher, to be allocated among the available investment divisions. Amounts you allocate to an investment division receive the investment experience of the investment division, and you bear this investment risk.

SUBSTITUTION OF INVESTMENTS

If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Advantage Equity Options, or for any other reason in our sole discretion, we may substitute another Portfolio without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to Advantage Equity Additions or Advantage Equity Enricher, or both, and may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all Policies, at any time in our sole discretion.

THE FUND AND ITS PORTFOLIOS

[SIDEBAR: YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, PRACTICES AND RISKS OF EACH AVAILABLE PORTFOLIO, WHICH ARE DESCRIBED IN THE FUND PROSPECTUS ATTACHED TO THIS PROSPECTUS.]
The Metropolitan Series Fund, Inc. (the "Fund") is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests.

You should read the Fund prospectus attached to this prospectus. It contains information about the Fund and the Portfolios, including the investment objectives, strategies, risks and sub-advisers associated with each Portfolio. It also contains information on the different separate accounts that invest in the Fund (which may or may not be related to MetLife Investors USA) and certain risks that may arise when diverse separate accounts funding diverse types of insurance products all invest in the same Fund.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

We do not receive any compensation from our affiliate MetLife Advisers, LLC ("MetLife Advisers"), the adviser to the Fund, or from the sub-advisers of any of the Portfolios of the Fund (or their affiliates) for administrative or other services relating to the Portfolios. However, we, and certain of our affiliated insurance companies, are joint owners of MetLife Advisers, which is formed as a limited liability company. Our ownership interest entitles us to profit distributions if MetLife Advisers makes a profit with respect to a Portfolio. We may benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to MetLife Advisers. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid to MetLife Advisers and the Statement of Additional Information for the Fund for information on the management fees paid by MetLife Advisers to sub-advisers.)

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Advantage Equity Options and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliates) with increased access to persons involved in the distribution of the Advantage Equity Options.

SELECTION OF PORTFOLIOS

We select the Portfolios offered through the Advantage Equity Options based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Advantage Equity Options cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Advantage Equity Options owners. We do not provide investment advice and do not recommend or endorse any particular Portfolio.

MANAGEMENT OF THE PORTFOLIOS

MetLife Advisers is the investment adviser responsible for overall management of the Fund. The sub-adviser responsible for day-to-day investment decisions for the Portfolios and the investment objective of each Portfolio are as follows:

      PORTFOLIO
    CLASS A SHARES             SUB-ADVISER            INVESTMENT OBJECTIVE
 -----------------------------------------------------------------------------
 Lehman Brothers       Metropolitan Life Insurance To equal the performance of
 Aggregate Bond Index  Company                     the Lehman Brothers
                                                   Aggregate Bond Index
 -----------------------------------------------------------------------------
 MetLife Mid Cap Stock Metropolitan Life Insurance To equal the performance of
 Index                 Company                     the Standard & Poor's Mid
                                                   Cap 400 Composite Stock
                                                   Price Index
 -----------------------------------------------------------------------------
 MetLife Stock Index   Metropolitan Life Insurance To equal the performance of
                       Company                     the Standard & Poor's 500
                                                   Composite Stock Price Index
 -----------------------------------------------------------------------------
 Morgan Stanley EAFE   Metropolitan Life Insurance To equal the performance of
 Index                 Company                     the MSCI EAFE Index
 -----------------------------------------------------------------------------
 Russell 2000 Index    Metropolitan Life Insurance To equal the return of the
                       Company                     Russell 2000 Index
 -----------------------------------------------------------------------------

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASS THAT WE OFFER

The Fund offers various classes of shares, each of which has a different level of expenses. The Fund prospectus may provide information for share classes or Portfolios that are not available through the Advantage Equity Options. When you consult the Fund prospectus, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Advantage Equity Options. Only Class A shares of the Portfolios are available through the Advantage Equity Options.

PURCHASE AND REDEMPTION OF THE PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (see "Sending Communications and Payments to Us--When Your Requests, Instructions and Notifications Become Effective"), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

.. The allocation of dividends and premiums (less any applicable charges) to the Separate Account.

.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

..  Policy loans and loan repayments allocated to the Separate Account.

..  Transfers between the Separate Account and the Fixed Account.

..  Withdrawals or surrenders taken from the Separate Account.

..  Transfers among the Advantage Equity Options' available investment divisions.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF THE FUND PORTFOLIO THAT ARE ATTRIBUTABLE TO YOUR ADVANTAGE EQUITY OPTION.]
The Fund has shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Advantage Equity Options based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Advantage Equity Option owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners. The effect of this proportional voting is that a small number of Policy owners may control the outcome of a vote.

THE FIXED ACCOUNT

The Fixed Account is part of our general assets that are not in any legally-segregated separate account. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 4%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts, based upon the base policy face amount, when such amounts were allocated to the Fixed Account, and whether they were dividends, premium payments, or transfers from the investment divisions. Any partial amounts we remove from the Fixed Account (such as any portion of your Advantage Equity Option's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first.

We reserve the right to restrict allocations and transfers to the Fixed Account at any time in our sole discretion. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.

Since the Fixed Account is not registered under the federal securities laws, this prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account. We have been advised that the Staff of the SEC does not review disclosure relating to the Fixed Account.

THE BASE POLICY AND ITS BENEFIT OPTIONS

[SIDEBAR: THE POLICY INCLUDES THE BASE POLICY AND ITS BENEFIT OPTIONS.]
The base policy and all of its benefit options form the entire Policy. In this prospectus, we refer to each such portion of the Policy as a "part" of the Policy. The base policy provides a fixed amount of life insurance. Benefit options may be added to the base policy.

We offer other life insurance policies, including variable life insurance policies, that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.

The Policy offers several benefit options that allow you to accumulate additional cash value and purchase additional death benefits. Some benefit options can only be purchased with dividends that become payable under your Policy, some are purchased through premium payments, and some can be purchased through dividends or premiums. The amount of dividends credited to your Policy changes annually, is not guaranteed, and is based on a variety of factors. These factors may include the base policy face amount, the death benefit and the rate class of the base policy, as well as the amount of our earnings.

The available benefit options include:

.. ADVANTAGE EQUITY ADDITIONS: a benefit option described in this prospectus where cash value varies based on the investment experience of the available Separate Account investment divisions and interest credited in the Fixed Account.

..  FIXED ADDITIONAL INSURANCE:  a benefit option that is similar to Advantage
   Equity Additions, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. DIVIDENDS WITH INTEREST ("DWI"): a benefit option where cash value accumulates with currently taxable interest that we declare periodically.

.. ADVANTAGE EQUITY ENRICHER: a benefit option described in this prospectus where cash value varies based on the investment experience of the available Separate Account investment divisions and interest credited in the Fixed Account.

.. ADVANTAGE ENRICHER: a paid-up additional insurance benefit option that is similar to Advantage Equity Enricher, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. FLEXIBLE ADDITIONAL INSURANCE RIDER: a benefit option that provides additional fixed benefit insurance and has a term insurance element.

Subject to certain limits and conditions, we guarantee the cash value in the base policy as well as all of the benefit options, other than the Advantage Equity Options. We make this guarantee because these parts of the Policy provide fixed benefits. Since these fixed benefits are not registered under the federal securities laws, this prospectus contains only limited information about them. The Policy gives you more information on the operation of these fixed benefits.

PURCHASING THE ADVANTAGE EQUITY OPTIONS

[SIDEBAR: WE WILL ISSUE AN ADVANTAGE EQUITY OPTION TO YOU AS OWNER. YOU WILL HAVE ALL THE RIGHTS UNDER THE OPTION.]

If you want an Advantage Equity Option, you must complete an application. We will issue an Advantage Equity Option to you only if you are also the owner of the base policy. Your completed application must be received by the Designated Office. The Advantage Equity Options are available to base policies meeting the minimum face amount and eligibility requirements that we establish. You may not add the Advantage Equity Additions while any term insurance is in effect under the Flexible Additional Insurance Rider. Once the Flexible Additional Insurance Rider becomes fully funded, or you discontinue the term insurance provided by the Flexible Additional Insurance Rider, you may add the Advantage Equity Additions. In addition, you may not currently elect both the Advantage Equity Enricher and the Advantage Enricher. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.


The insured will be the same individual as the insured in the base policy. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy or the Advantage Equity Options until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.

For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Policy Date, which is set forth in the base policy. The Policy Date is usually the same date as the Issue Date, which is the date the base policy application is approved. We use the Policy Date to calculate base policy years and months. Age under the Policy at any other time is then computed using that issue age and adding the number of full base policy years completed.


To elect the Advantage Equity Options, you may generally complete the Advantage Equity Options application EITHER at the same time as the application for the base policy or after the base policy has been issued. However, if you purchase the policy through a broker-dealer that is unaffiliated with MetLife Investors USA, you can elect the Advantage Equity Options ONLY at the time you apply for the base policy. In addition, you may not currently add an Advantage Equity Option more than 120 days after the base policy has been issued. If you decide to add an Advantage Equity Option after you own the base policy, it may reduce the amount of premiums that you could pay into your Policy before it would become a modified endowment contract. Adverse tax consequences may result if your Policy becomes a modified endowment contract. If you contact us, we will tell you what these premium limits are.


We will not require evidence of insurability for the Advantage Equity Additions other than that required in connection with the issuance of the base policy. For Advantage Equity Enricher, we will not require evidence of insurability beyond what is required at issue unless:

.. the amount of premiums you actually pay for the Advantage Equity Enricher during the first year is greater than the cumulative voluntary planned periodic premium payments indicated in the application;

.. you exceed certain other premium limitations described below after the first year; or

.. you are adding the Advantage Equity Enricher after the base policy has been issued.

Insurance coverage under Advantage Equity Additions commences on its Investment Start Date (see "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications Become Effective"), assuming coverage under the base policy is then in effect. Insurance coverage under Advantage Equity Enricher commences at the later of delivery of the option to you and our Date of Receipt of your first premium payment for that option. For coverage under Advantage Equity Enricher to be effective, the insured's health must be the same as stated in your application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under an Advantage Equity Option begin, see "Charges Included in the Monthly Deduction."

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

ALLOCATION OF DIVIDENDS AND PREMIUMS TO THE ADVANTAGE EQUITY OPTIONS

The payments into the Advantage Equity Options won't guarantee that your Advantage Equity Option will have a death benefit. Rather, this depends on the Advantage Equity Option's cash value and the conditional guaranteed minimum death benefit.

ALLOCATING DIVIDENDS AND PAYING PREMIUMS

You can purchase the Advantage Equity Options as follows:

..  For the ADVANTAGE EQUITY ADDITIONS:  through dividends payable on the Policy
   (other than dividends payable on the Advantage Enricher). Any request to designate the Advantage Equity Additions as the option for receiving dividends under your Policy will take effect on the Policy anniversary following our Date of Receipt of your written request. Only one election may be made for any dividend payment date and that election will apply to all dividends payable under the Policy (other than dividends payable on the Advantage Enricher).

..  For the ADVANTAGE EQUITY ENRICHER:


.. through a voluntary planned periodic premium schedule. You choose the schedule on your Advantage Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) quarterly; (d) periodic automatic pre-authorized transfers from your checking account ("pre-authorized checking arrangement"); (e) systematic through payment plans that your employer makes available; or (f) through another method to which we agree. You may not pay premiums in cash or by money order. You do not have to pay premiums in accordance with your voluntary planned periodic premium schedule.

..  through unscheduled premium payments that you can make at any time.

We will hold a premium payment received before its scheduled payment date in a non-interest bearing holding account until the scheduled payment date, if necessary to prevent a Policy from becoming a modified endowment contract. (See "Modified Endowment Contracts" under "Tax Matters" below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the scheduled payment date or applied on our Date of Receipt of your instructions to apply the money (unless the scheduled payment date has already passed).

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

..  Total premium payments for the Advantage Enricher, the Flexible Additional
   Insurance Rider, and the Advantage Equity Enricher may not exceed $5 million in any Policy year.

.. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement, and if possible we will tell you how to reverse the status.

.. The following additional limitations apply to your premiums under the ADVANTAGE EQUITY ENRICHER:

  I. You may not make any premium payments:

     A. After the date we approve your application for benefits under a disability waiver of benefits option or an acceleration of death benefit option.

     B. If we are paying benefits under one of the above options.

     C. If you have made no payments to the Advantage Equity Enricher during the first thirteen months after the effective date of the Advantage Equity Enricher, or for any two consecutive base policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A).

     In any of these cases, you may elect to receive the cash value or leave the cash value in the Advantage Equity Enricher. If you leave the cash value in the Advantage Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.

  II.Your voluntary planned periodic payments must be at least:

     A. $250 annually ($100 for policies with a base policy face amount of $50,000 to $100,000, or where the insured was under 18 when the base policy was issued).

     B. $125 semi-annually ($50 for policies with a base policy face amount of $50,000 to $100,000, or where the insured was under 18 when the base policy was issued).

     C. $75 quarterly ($25 for policies with a base policy face amount of $50,000 to $100,000, or where the insured was under 18 when the base policy was issued).

     D. $25 for all monthly methods of payment ($10 for policies with a base policy face amount of $50,000 to $100,000, or where the insured was under 18 when the base policy was issued).

 III.Each unscheduled premium payment should be at least $250 ($100 for policies with a base policy face amount of $50,000 to $100,000, or where the insured was under age 18 when the base policy was issued).

  IV.During the first base policy year, we reserve the right to reject any payment in excess of the cumulative amount of your first base policy year's voluntary planned periodic and unscheduled premiums selected at issue.

  V. During the first base policy year, the maximum total payment we currently permit to the Advantage Equity Enricher is 15 times the nonsmoker standard annual premium set forth in your base policy, excluding the policy fee.

  VI.After the first base policy year, the maximum total annual payment we permit to the Advantage Equity Enricher is 3 times the base policy's nonsmoker standard annual premium set forth in your base policy, excluding the policy fee.

 VII.If you pay less than 50 percent of the maximum allowable rider premium for two consecutive Policy years, we reserve the right to require evidence of insurability in order to accept premium payments that exceed the greater of the total payments made in either of the prior two Policy years.

ALLOCATING PAYMENTS TO THE ADVANTAGE EQUITY OPTIONS

Your allocations to the available Separate Account investment divisions or to the Fixed Account will be effective on the Investment Start Date. The percentage of your allocation into each investment division or the Fixed Account must be at least 1% and must be a whole number. You can change this allocation (effective after the Investment Start Date) by giving us written notice at our Designated Office or in any other manner that we may permit.

SENDING COMMUNICATIONS AND PAYMENTS TO US

CONTACTING US

[SIDEBAR: YOU CAN CONTACT US AT OUR DESIGNATED OFFICE.]
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy or an Advantage Equity Option; making transfer requests; changing the benefit option to which you want to allocate your Policy dividends; or changing the allocation among the investment divisions and/or the Fixed Account for future dividends payable to Advantage Equity Additions or future premium payments that you make to Advantage Equity Enricher. Below are two lists of Designated Offices. You should consult the list that pertains to your Policy. As indicated in the column headings, the Designated Office to use depends on whether you purchased the Policy through a sales representative of our affiliates Metropolitan Life Insurance Company and New England Securities Corporation, or if you purchased the Policy through a registered representative of another broker-dealer. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-638-5000 for any function not listed below or for any other inquiry.


                  FOR POLICIES PURCHASED
                  THROUGH SALES REPRESENTATIVES
                  OF METROPOLITAN LIFE INSURANCE FOR POLICIES PURCHASED
                  COMPANY AND NEW ENGLAND        THROUGH SALES REPRESENTATIVES
                  SECURITIES CORPORATION THE     OF OTHER BROKER DEALERS THE
                  DESIGNATED OFFICES ARE:        DESIGNATED OFFICES ARE:
  ----------------------------------------------------------------------------
  Premium           MetLife Investors USA          MetLife Investors USA
    Payments        P.O. Box 371487                P.O. Box 371862
                    Pittsburgh, PA 15250-7487      Pittsburgh, PA 15250-7862
  ----------------------------------------------------------------------------
  Payment           MetLife Investors USA          MetLife Investors USA
    Inquiries       P.O. Box 30375                 P.O. Box 990083
                    Tampa, FL 33630-3074           Hartford, CT 06199-0083
  ----------------------------------------------------------------------------
  Surrenders,       MetLife Investors USA          MetLife Investors USA
    Withdrawals,    P.O. Box 543                   P.O. Box 990088
    Loans,          Warwick, RI 02887-0543         Hartford, CT 06199-0088
    Investment
    Division
    Transfers,
    Premium
    Reallocation
  ----------------------------------------------------------------------------
  Death Claims      MetLife Investors USA          MetLife Investors USA
                    P.O. Box 353                   P.O. Box 990083
                    Warwick, RI 02887-0353         Hartford, CT 06199-0083
  ----------------------------------------------------------------------------
  Beneficiary &     MetLife Investors USA          MetLife Investors USA
    Assignment      P.O. Box 313                   P.O. Box 990083
                    Warwick, RI 02887-0313         Hartford, CT 06199-0083
  ----------------------------------------------------------------------------
  "Free Look"       MetLife Investors USA          MetLife Investors USA
    Cancellation    500 Schoolhouse Road           185 Asylum Street
                    Johnstown, PA 15904            Hartford, CT 06103
                    Attn: Free Look
  ----------------------------------------------------------------------------
  Address Changes   MetLife Investors USA          MetLife Investors USA
                    500 Schoolhouse Road           P.O. Box 990083
                    Johnstown, PA 15904            Hartford, CT 06199-0083
                    Attn: Data Integrity
  ----------------------------------------------------------------------------
  Reinstatements    MetLife Investors USA          MetLife Investors USA
                    P.O. Box 30375                 P.O. Box 990083
                    Tampa, FL 33630-3074           Hartford, CT 06199-0083
  ----------------------------------------------------------------------------


WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York

Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

The initial effective date of your Advantage Equity Options' investment in the Separate Account is the Investment Start Date. The Investment Start Date is:

.. For ADVANTAGE EQUITY ADDITIONS, the dividend payment date of the first base policy dividend that is allocated to the option; and

..  For the ADVANTAGE EQUITY ENRICHER, the later of:

..  The 20th day following the Issue Date of the Policy; and

.. The 20th day following the date we receive the first full premium for the Policy at our Designated Office.

   Prior to the Investment Start Date, we will place any premium payment you make to the Advantage Equity Enricher in the Fixed Account. There it will earn a fixed rate of interest from its date of receipt or, if later, the Date of Policy, until the Investment Start Date.

.. For Policies issued in California, the Investment Start Date is the later of the Issue Date of the Policy or the date we receive the first full premium for the Policy at our Designated Office.

If the Advantage Equity Enricher is added after the base policy is issued, the Investment Start Date is the later of the Issue Date of the rider or the date we receive the first premium for the rider.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. We will accept a request to transfer cash value from your agent if you have asked your agent to make the transfer for you. However, we reserve the right to not process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

ADVANTAGE EQUITY OPTIONS INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.

The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If you make no selection, we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account.

The insurance proceeds equal the Advantage Equity Option's death benefit.

ADVANTAGE EQUITY OPTIONS DEATH BENEFITS

The Advantage Equity Options death benefit is:

.. the Advantage Equity Option's cash value (after we deduct the Mortality and Expense Risk Charge, the Cost of Insurance Charge, and, for the Advantage Equity Enricher only, the Advantage Equity Enricher Expense Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by

.. the net single premium for that day. (The "net single premium" does not refer to a premium you pay, but refers instead to the factor we use to calculate the amount of insurance provided under your Advantage Equity Option. For additional information about net single premiums, see "Net Single Premium.")

Any increase or decrease in the cash value of an Advantage Equity Option also will generally increase or decrease the Advantage Equity Option's death benefit that otherwise would apply. In such cases, the Advantage Equity Option's death benefit will change by a larger amount than does the cash value of an Advantage Equity Option.

FOR EXAMPLE: the Advantage Equity Options net single premium is .24351 at the base policy anniversary nearest a male insured's 40/th/ birthday. If the insured died on that date and the Advantage Equity Options cash value was then $5,000, the Advantage Equity Options death benefit would be $20,533 (I.E., $5,000 divided by .24351). But if the Advantage Equity Options cash value had been only $4,000, the Advantage Equity Options death benefit would have been only $16,426 (I.E., $4,000 divided by .24351); and if the Advantage Equity Options cash value had been $6,000, the Advantage Equity Options death benefit would have been $24,640 (I.E., $6,000 divided by .24351).

Any increases in death benefit due to an increase in an Advantage Equity Option's cash value will be partially or wholly offset (and any decreases will be accentuated) by the fact that the net single premium increases as the insured ages.

FOR EXAMPLE: in the example set out above, the Advantage Equity Options net single premium for a 40 year old male insured was .24351, which resulted in a $20,533 Advantage Equity Options death benefit, assuming a $5,000 Advantage Equity Options cash value. If that same insured had instead been age 45, the net single premium would have been .28921, which would have resulted in an Advantage Equity Options death benefit of only $17,288 (assuming the same $5,000 Advantage Equity Options cash value). On the other hand, if the same insured had been only age 35, the net single premium would have been only .20443, which would have resulted in an Advantage Equity Options death benefit of $24,458 (again, assuming the same $5,000 Advantage Equity Options cash value).

Therefore, in order for your Advantage Equity Option death benefit to increase or remain constant, your Advantage Equity Option cash value must increase enough to compensate for the effect of the increases in net single premium. If your Advantage Equity Option cash value declines to zero (due to adverse investment results, withdrawals from the Advantage Equity Option, the charges we deduct, and/or insufficient premium payments), your Advantage Equity Option death benefit also will be zero (unless the conditional guaranteed minimum death benefit is in effect).

ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In no event will the Policy death benefit be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws (which calculation shall exclude cash value provided under the DWI benefit option).

CONDITIONAL GUARANTEED MINIMUM DEATH BENEFIT

[SIDEBAR: THE ADVANTAGE EQUITY OPTIONS OFFER A CONDITIONAL GUARANTEED MINIMUM DEATH BENEFIT.]
We provide a conditional guaranteed minimum death benefit that will be in effect during the first 7 years of your base policy or another 7 year period beginning from any date your policy is "materially modified" (within the meaning of the tax law test discussed under "Federal Tax Matters--Modified Endowment Contract Status," below). During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Advantage Equity Option's death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:

..  if the Policy becomes a modified endowment contract; or

.. for the Advantage Equity Additions, if you redirect your dividends to a different benefit option.

The conditional guaranteed minimum death benefit is reduced for any:

..  loan; or

..  withdrawal.

You should consult with your sales representative before taking any action listed above to find out whether (and by how much) the action will affect the conditional guaranteed minimum death benefit.

If your conditional guaranteed minimum death benefit is reduced or ends, your Policy may become a modified endowment contract.

ADVANTAGE EQUITY OPTIONS CASH VALUE

[SIDEBAR: THE ADVANTAGE EQUITY OPTIONS ARE DESIGNED TO ACCUMULATE CASH VALUE.] An Advantage Equity Option's cash value equals that Advantage Equity Option's cash value in the Separate Account, the Fixed Account and the Loan Collateral Account. An Advantage Equity Option's cash value is calculated as follows:

..  On the Investment Start Date, we will allocate your Advantage Equity
   Option's cash value to each applicable investment division and the Fixed Account.

..  Thereafter, at the end of each Valuation Period your Advantage Equity
   Option's cash value will equal:

.. The cash value in the Fixed Account at the beginning of the Valuation Period credited with interest for the Valuation Period; plus

..  The cash value in each investment division at the beginning of the Valuation
   Period multiplied by the investment division's experience factor for the Valuation Period; plus

.. The cash value in the Loan Collateral Account at the beginning of the Valuation Period, credited with interest for the Valuation Period; plus

.. Any dividends or premiums applied during the Valuation Period which are allocated to the Fixed Account and the investment divisions; plus

..  All cash value transfers to the Loan Collateral Account during the Valuation
   Period; plus

.. All cash value transfers to the Fixed Account from the investment divisions during the Valuation Period; plus

.. All cash value transfers to each investment division from another investment division or the Fixed Account during the Valuation Period; minus

.. All cash value transfers from the Loan Collateral Account during the Valuation Period; minus

.. All cash value transfers from the Fixed Account to the investment divisions during the Valuation Period; minus

.. All cash value transfers from each investment division to another investment division or the Fixed Account during the Valuation Period; minus

..  All partial cash withdrawals from the investment divisions or the Fixed
   Account during the Valuation Period; minus

.. The portion of any charges and deductions deducted from the cash value in the investment divisions or the Fixed Account during the Valuation Period; minus

.. The portion of any charges not deducted during the current Valuation Period or any accrued charges not deducted in a prior Valuation Period due to insufficient cash value in the investment divisions and the Fixed Account.

The experience factor for an investment division equals:

.. The net asset value per share of the Portfolio in which the investment division invests, at the end of the current Valuation Period; plus

.. The per share amount of any dividend or capital gain paid by the Portfolio during the Valuation Period; minus

..  Any per share charge for taxes or any tax reserve; divided by

..  The net asset value per share of the Portfolio at the end of the preceding
   Valuation Period.

If your Advantage Equity Option has no cash value, and the conditional guaranteed minimum death benefit is not in effect, we will not provide any insurance coverage under your Advantage Equity Option, nor will we take a monthly deduction, until the Advantage Equity Option does have cash value.

SURRENDERS AND PARTIAL WITHDRAWALS FROM THE ADVANTAGE EQUITY OPTIONS

[SIDEBAR: YOU CAN SURRENDER YOUR ADVANTAGE EQUITY OPTION FOR ITS CASH VALUE.] If you surrender (turn in) your Advantage Equity Option, we will pay you the option's cash value, net of the portion of any loan secured by the Advantage Equity Option. We will deem your request for surrender of the base policy also to be a request for surrender of the Advantage Equity Option. You may receive the surrender proceeds in a single sum or under an income plan.

If you would like to make a partial withdrawal, you may direct from which part of the Policy the amount will be taken. If you do not identify the part of your Policy from which you want your withdrawal to be taken, we will take it from the available value in the parts of your Policy in the following order:

..  DWI

..  Advantage Enricher

..  Advantage Equity Enricher

..  Fixed Additional Insurance

..  Advantage Equity Additions

..  Flexible Additional Insurance Rider

If you elect to take your partial withdrawal from an Advantage Equity Option, you can request that the withdrawal be taken from a specific investment division or from the Fixed Account. If you do not make such a request, we will take any withdrawals from your Advantage Equity Option proportionately from each investment division and the Fixed Account based on the percentage of cash value in each.

If you request a partial withdrawal of an amount that exceeds the cash value in the chosen Advantage Equity Option, investment division, or the Fixed Account, we will tell you and we will honor your request only if you ask for a smaller withdrawal or a different allocation.

Before surrendering your Advantage Equity Option or requesting a partial withdrawal you should consider the following:

.. At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Federal Tax Matters--Modified Endowment Contracts").

..  Your Policy could become a modified endowment contract.

..  For partial withdrawals, your death benefit will decrease.

.. In some cases you may be better off taking a Policy loan, rather than a withdrawal.

.. The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Advantage Equity Option's cash value.

TRANSFERRING CASH VALUE

[SIDEBAR: YOU MAY TRANSFER CASH VALUE AMONG THE INVESTMENT DIVISIONS AT ANY
TIME.]
You may transfer your Advantage Equity Options' cash value (except for cash value in the Loan Collateral Account) among the available investment divisions and between the investment divisions and the Fixed Account. There is currently no charge for cash value transfers, although we reserve the right to impose a $25 charge on such transfers. Transfers among the investment divisions and between the investment divisions and the Fixed Account are not currently taxable transactions. We may restrict transfers to the Fixed Account (see "The Fixed Account").

Frequent requests from Advantage Equity Options owners to transfer Advantage Equity Options cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Advantage Equity Options owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. Currently, there are no Monitored Portfolios available for the Advantage Equity Options. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Advantage Equity Options owners or other persons who have an interest in the Policies, we require all future transfer requests, to and from a Monitored Portfolio or other identified Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under an automated investment strategy described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those

Portfolios that we believe are susceptible to arbitrage trading, or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Advantage Equity Options owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Advantage Equity Options owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Portfolios. However, under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007 we will be required to (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Portfolio.

In addition, Advantage Equity Options owners and other persons with interests in the Policies should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Advantage Equity Options owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Advantage Equity Options owner). You should read the Portfolio prospectuses for more details.

AUTOMATIC REBALANCING

You may elect our Rebalancer strategy under which your cash value in the investment divisions and the Fixed Account will be automatically reallocated on a quarterly basis to the percentages you select.

AUTOMATED WITHDRAWALS

We may in the future allow you to make automatic withdrawals of Advantage Equity Option cash values to pay the base policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic withdrawals.

TRANSFERS BY TELEPHONE

Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests and changes to allocations of dividends or premiums to the Advantage Equity Options by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:

.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

..  All telephone calls will be recorded.

..  You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

BORROWING FROM YOUR POLICY

[SIDEBAR: YOU CAN BORROW FROM US AND USE YOUR POLICY AS SECURITY FOR THE LOAN.] You may obtain a loan from us whenever your Policy has a loan value. The loan value equals the Policy's cash surrender value at the end of the current Policy year, less anticipated loan interest and required premiums due for the remainder of the current Policy year. We will first secure any loan against the parts of your Policy other than the Advantage Equity Options. If we must secure a loan against an Advantage Equity Option then, as of the Date of Receipt of the loan request, we will:

..  Remove an amount equal to the loan from the investment divisions and/or the
   Fixed Account and transfer it to the Loan Collateral Account, where it will be credited with interest at an annual effective rate of not less than
  4%. The amount we transfer to the Loan Collateral Account will be taken from the investment divisions and/or the Fixed Account in proportion to the amount of cash value in each.

.. Charge you interest, which will accrue daily, at a maximum annual effective rate of 6%. Your interest payments are due at the end of each Policy year. If you don't pay the interest, we will treat it as a new Policy loan.

If your Policy has both Advantage Equity Options, any amount transferred to the Loan Collateral Account to secure a loan will be taken first from your Advantage Equity Enricher cash value and then from your Advantage Equity Additions cash value.

You repay your loans (plus accrued interest) by sending us payments of at least $50. When we receive your repayment, we will transfer cash value from the Loan Collateral Account to the investment divisions and/or the Fixed Account based on the dividend allocation then in effect for Advantage Equity Additions, or the premium allocation then in effect for Advantage Equity Enricher. If your Policy has both Advantage Equity Options, we will transfer cash value first from the Advantage Equity Additions Loan Collateral Account and then from the Advantage Equity Enricher Loan Collateral Account.

Before taking a Policy loan, you should consider the following:

..  Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.

.. If you surrender your Policy or if we terminate your Policy, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

.. A Policy loan increases the chances of our terminating your Policy due to insufficient cash value.

.. An Advantage Equity Option's conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Advantage Equity Option's cash value.

.. Your Policy's death benefit will be reduced by any unpaid loan (plus any accrued and unpaid interest).

.. The amount taken from your Advantage Equity Options' cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, a loan can permanently affect the death benefit and cash value of the Advantage Equity Options, even if it is repaid.

.. Under some circumstances, the existence of a Policy loan can limit the amount of your Advantage Equity Option's cash value that is permitted to be surrendered or withdrawn.

ADVANTAGE EQUITY OPTIONS TERMINATION AND REINSTATEMENT

TERMINATION
We will terminate the Advantage Equity Options if you elect to terminate them, or if you reduce the face amount of your base policy below $50,000. We will terminate the Advantage Equity Additions (but not the Advantage Equity Enricher) if you elect to change your dividend option or if you convert your base policy to a fully paid-up policy. We will also terminate the Advantage Equity Options if your base policy lapses. Your base policy may lapse under two circumstances: (1) if you fail to pay a base policy premium when due; or (2) if your Policy has an excess loan. (An excess loan occurs when the policy loan balance exceeds the cash value of the Policy.) In either event you will have a grace period of 31 days in which to (1) pay the overdue premium or (2) make a loan repayment sufficient to reduce the loan balance to an amount less than the Policy's cash value. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid base policy premiums and any Policy loan and loan interest from the proceeds.

If you fail to pay the premium (or make a loan repayment) by the end of the grace period, your Policy will lapse. However, in the case of an unpaid premium, if you have elected to do so, and if there is sufficient cash value in your Policy to do so, we will pay your premium through an automatic loan feature. If the automatic loan feature is not used to pay the base policy premium and the Policy is terminated, we will transfer your Advantage Equity Options cash value into the Fixed Account in accordance with your Policy's provisions and our administrative practices. Under these circumstances, any cash surrender value in the policy and the Advantage Equity Options will be used to continue your insurance coverage either as extended term insurance or reduced paid-up insurance. The extended term insurance option will be automatic unless you elect the reduced paid-up insurance option (or unless the reduced paid-up option is required by state law). Regardless of any election, if the amount of insurance provided under the reduced paid-up insurance option would be equal to or greater than the amount of extended term insurance coverage, the reduced paid-up insurance option will be used.

REINSTATEMENT

We will reinstate (put back in force) the Advantage Equity Option if we reinstate your base policy. You may reinstate the base policy within three years of lapse, or later with our consent. To reinstate you must make your request in writing and provide satisfactory proof that the insured is insurable. You must also pay all unpaid premiums since the date of lapse, with interest, compounded annually. If there was an outstanding loan balance at the time of lapse, the loan must be repaid, or reinstated with interest. The reinstated Advantage Equity Option will have no cash value until a dividend is applied, or a premium payment is made, to the Advantage Equity Option. We will reinstate your base policy subject to certain terms and conditions that the base policy provides. We must receive your reinstatement request within 3 years (or within any longer period provided by state law) after the end of the base policy's grace period and before its Final Date.

CHARGES AND DEDUCTIONS YOU PAY FOR THE ADVANTAGE EQUITY OPTIONS

[SIDEBAR: CAREFULLY REVIEW THE "FEE TABLES" THAT SET FORTH THE CHARGES THAT YOU PAY UNDER THE ADVANTAGE EQUITY OPTIONS.]
The Advantage Equity Option charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. The name of a charge can suggest the purposes for which the charge is imposed. However, our revenues from any particular Advantage Equity Option charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one Advantage Equity Option charge to pay other costs and expenses in connection with the Advantage Equity Options, including the cost of insurance and mortality and expense risk charge. We may also profit from our revenues from all the Advantage Equity Options charges combined.

The following sets forth additional information about the Advantage Equity Options charges.

DEDUCTIONS FROM PREMIUMS--ADVANTAGE EQUITY ENRICHER ONLY

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We deduct 2.00% from each premium to reimburse us for the state and local taxes that we must pay based on premiums we receive. Premium taxes vary from state to state. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

FEDERAL TAX CHARGE: We deduct 1.00% from each premium to reimburse us for our estimate of the Federal income tax liability related to premiums.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

We deduct the monthly deduction in arrears as of each base policy monthly anniversary, beginning with the first base policy monthly anniversary following the effective date of the Advantage Equity Option. We deduct a pro-rated portion of the monthly deduction in the event a withdrawal, transfer (including a transfer to the Loan Collateral Account) or premium payment is made between monthly anniversaries. We take the monthly deduction from the Fixed Account and each investment division you are using, in proportion to the allocation of that Advantage Equity Option's cash value. If there is no cash value in the Advantage Equity Option, there is no insurance coverage provided under the Option and therefore no monthly deduction is due.

COST OF INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the Advantage Equity Options cash value at the end of the prior Policy month.

.. The cost of insurance percent is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Advantage Equity Option rider. These guaranteed percentages are based on certain 2001 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Advantage Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Advantage Equity Option, as the insured's age increases. Accordingly, your cost of insurance charge will generally increase as the insured ages, even though the death benefit will decrease (relative to cash value) over time. See "Net Single Premium."

.. Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your charge for insurance coverage.

.. The cash value of an Advantage Equity Option (to which the cost of insurance percent is applied) depends on a number of factors that are discussed under "Advantage Equity Options Cash Value." The amounts that you allocate to your Advantage Equity Options and any Fixed Account interest or favorable investment performance on those amounts will tend to make such cash value go up. On the other hand, poor investment performance, the charges that we deduct each month, and any withdrawals or loans you take from your Advantage Equity Options cash value tend to make that cash value go down.

MORTALITY AND EXPENSE RISK CHARGE: We make this monthly charge from the cash value in the investment divisions primarily to compensate us for:

..  expenses we incur in the sale and administration of the Advantage Equity
   Options

..  mortality risks that insureds may live for a shorter period than we expect;
   and

.. expense risks that our issuing and administrative expenses may be higher than we expect.

The amount of the charge is lower if the base policy's face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your base policy's face amount could affect the rate at which this charge applies to you.

ADVANTAGE EQUITY ENRICHER EXPENSE CHARGE: We deduct a monthly charge from your Advantage Equity Enricher cash value (other than the cash value in the Loan Collateral Account) to compensate us for the expenses we incur in selling and administering the Advantage Equity Enricher.

If, in any month, an Advantage Equity Option has insufficient cash value in the investment divisions and the Fixed Account to pay the monthly deduction, the amount that we are unable to deduct will be accrued and will be deducted when that Advantage Equity Option has sufficient cash value in the investment divisions and the Fixed Account. Any accrued monthly deductions will reduce an Advantage Equity Option's cash value and death benefit.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

CHARGES FOR INCOME TAXES: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

PORTFOLIO EXPENSES: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Tables--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Advantage Equity Options are sold, (2) differences in actual or expected risks, expenses, persistency of the Advantage Equity Options or mortality experience among different categories of purchasers or insureds, and
(3) changes in Advantage Equity Options pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Advantage Equity Options as well as to Advantage Equity Options issued in the future, except that the charges under any Advantage Equity Option may never exceed the maximums therein.

NET SINGLE PREMIUM

The net single premium varies from day to day and is based on the 2001 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), issue age and duration. To determine an Advantage Equity Option's death benefit, we divide an Advantage Equity Option's cash value by the net single premium. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. THE NET SINGLE PREMIUM UNDER YOUR ADVANTAGE EQUITY OPTION WILL INCREASE EACH MONTH, AS THE INSURED GROWS OLDER. ACCORDINGLY, YOUR DEATH BENEFIT (RELATIVE TO YOUR CASH VALUE) WILL DECREASE AS THE INSURED AGES. HOWEVER, YOUR COST OF INSURANCE CHARGE WILL GENERALLY INCREASE OVER THAT SAME PERIOD OF TIME. A schedule of your net single premiums is set forth in your Advantage Equity Options rider.

FEDERAL TAX MATTERS

[SIDEBAR: YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.]
The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax adviser to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change the coverage provided by the base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy.

INSURANCE PROCEEDS

..  Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

.. The insurance proceeds payable upon death of the insured under a Policy issued on a standard risk basis should never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear that such Policies will in all cases satisfy the applicable requirements to be treated as life insurance under section 7702 of the Internal Revenue Code.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it or surrender your Policy. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

.. For income tax purposes, if you surrender an Advantage Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal.

.. Amounts applied to the DWI option are treated as distributions from the Policy and interest credited on amounts applied to the DWI option is currently taxable as ordinary income.

SPLIT DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split dollar insurance plans that provide deferred compensation may be subject to recently enacted rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract.

If your Policy is considered a modified endowment contract the following applies:

.. The death benefit will generally be income tax free to your beneficiary, as discussed above.

..  Amounts withdrawn or distributed before the insured's death, including
   (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Advantage Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the assets in an insurance company's separate account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. The Advantage Equity Options are supported by assets held in our Separate Account. Although we believe that the owner of a Policy that purchases any Advantage Equity Options should not be treated as an owner of any assets in our Separate Account, we reserve the right to modify the Policies (including the Advantage Equity Options) to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of any assets in our Separate Account.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the maximum rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers among the options within the Policy.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

..  Possible changes in the tax treatment of Policy benefits and rights.

FOREIGN TAX CREDITS

To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

..  Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

..  Substituting Fund shares in an investment division for shares of another
   Portfolio of the Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Advantage Equity Option's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS

[SIDEBAR: CAREFULLY REVIEW YOUR POLICY WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.]
You should read your Policy, including the Advantage Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is 10 days after you receive the Policy (unless state law requires your Policy to specify a longer period).

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

FOR POLICIES ISSUED IN CALIFORNIA. When the Advantage Equity Enricher is issued with the base policy, you may cancel the Advantage Equity Enricher within 10 days after you receive it and we will refund the Advantage Equity Enricher's cash value. If you are age 60 or older, you may cancel the Advantage Equity Enricher within 30 days after you receive it and we will generally refund the premiums you paid, if you elected on the Advantage Equity Enricher application to allocate 100% of your net premiums to the Fixed Account. If, on the other hand, you elected to allocate your net premiums to the investment divisions, we will refund the Advantage Equity Enricher's cash value.

SUICIDE

If the insured commits suicide within the first two base policy years (or any different period specified in your base policy, if required by state law), your beneficiary will receive all premiums paid to the Policy (without interest), less: any outstanding loans (plus accrued interest) and any dividends paid in cash or used to reduce premiums.

ASSIGNMENT AND CHANGE OF OWNERSHIP

You can designate a new owner or otherwise assign an Advantage Equity Option only as part of an assignment of your Policy. You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

..  The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of an Advantage Equity Option.

.. The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Advantage Equity Option owners.

.. With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.

.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Advantage Equity Options are "nonparticipating," which means they are not eligible for dividends from us and do not share in any distributions of our surplus.

SALES AND ADMINISTRATION OF THE POLICIES

Our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, serves as the "principal underwriter," as defined in the 1940 Act, for the Advantage Equity Options. Distributor is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES

We and Distributor have entered into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Advantage Equity Options. Our affiliated selling firms are Metropolitan Life Insurance Company, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. We pay compensation to Distributor for the sale of the Advantage Equity Options by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Advantage Equity Options. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

COMMISSIONS AND OTHER COMPENSATION

The commissions and other payments described below do not result in a charge against the Advantage Equity Options in addition to the charges already described elsewhere in this prospectus. We may require all or part of the commissions to be returned to us if you either make a withdrawal from your Advantage Equity Enricher or the base policy terminates.

We and Distributor pay compensation to all selling firms in the form of commissions. We pay commissions for the sale of the base policy and certain riders. We do not make any payments for the sale of the Advantage Equity Additions, but we do make payments for the sale of the Advantage Equity Enricher. The maximum commission we pay for sale of the Advantage Equity Enricher is 2.35% of premiums paid.

The portion of the commission that a selling firm passes through to its sales representatives is determined in accordance with the selling firm's internal compensation program. In the case of our affiliate, Metropolitan Life Insurance Company, the portion that is passed through to its sales representatives (other than sales representatives in the MetLife Resources (MLR) Division) is based on a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products the sales representative sells and services. Proprietary products are products issued by MetLife Investors USA and its affiliates. The percentage could be as high as 100%. (MLR sales representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative, however they are entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products are a factor in determining the portion of the commission and/or the amount of additional compensation (described below) to which the sales representative is entitled, sale representatives have an incentive to favor sales of the Polices over similar products issued by non-affiliates.

Although the portion of the commission that is passed through to sales representatives of our other affiliates may not based on the sale of proprietary products, all affiliated sales representatives and their managers may be eligible for additional cash compensation such as bonuses, stock options, training allowances, supplemental salary, payments based on a percentage of policies' cash value, financing arrangements, medical and other insurance benefits, retirement benefits and other benefits. The amount of this additional compensation is based primarily on the amount of proprietary products sold. Sales representatives of our affiliates must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status and in order to be eligible for most of the additional compensation listed above. Managers may be eligible for additional payments based on the performance (with emphasis on the sale of proprietary products) of the sales representatives that the manager supervises. For some of our affiliates, managers may pay a portion of their cash compensation to their sales representatives.

Sales representatives of our affiliates and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Receipt of the compensation described above may provide our affiliated sales representatives and their managers with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of an Advantage Equity Option.

We and Distributor may enter into preferred distribution arrangements with selected selling firms, under which we would pay additional compensation including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

The preferred distribution arrangements discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with our affiliates Tower Square Securities, Inc. and Walnut Street Securities, Inc. We and Distributor may enter into similar arrangements with our other affiliates New England Securities Corporation and Metropolitan Life Insurance Company. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Advantage Equity Options and the base policy over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Advantage Equity Options. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife Investors USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife Investors USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors USA to meet its obligations under the Policies.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

ILLUSTRATION OF ADVANTAGE EQUITY OPTIONS BENEFITS

[SIDEBAR: PERSONALIZED ILLUSTRATIONS CAN HELP YOU UNDERSTAND HOW YOUR ADVANTAGE EQUITY OPTIONS VALUES CAN VARY.]
In order to help you understand how your Advantage Equity Options values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time.

FINANCIAL STATEMENTS

You can find the financial statements of MetLife Investors USA in the Statement of Additional Information referred to on the following page. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

Additional information about the Advantage Equity Options and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-638-5000.

For current information about your Advantage Equity Options values, to change or update Advantage Equity Options information such as your billing address, billing mode, beneficiary or ownership, for information about other Advantage Equity Options transactions, and to ask questions about your Advantage Equity Options, you may call our TeleService Center at 1-800-638-5000.

You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your sales representative or our TeleService Center at 1-800-638-5000.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Equity Options and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC website at WWW.SEC.GOV. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549.



FILE NO. 811-21851

                           Advantage Equity Options

  VARIABLE ADDITIONAL INSURANCE RIDER AND VARIABLE ADDITIONAL BENEFITS RIDER

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

  ISSUED BY METLIFE INVESTORS USA INSURANCE COMPANY ("METLIFE INVESTORS USA")

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


              DECEMBER 13, 2006, AS REVISED ON FEBRUARY 15, 2007



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated December 13, 2006, as revised on February 15, 2007 and should be read in conjunction therewith. A copy of the prospectus for Advantage Equity Options may be obtained by writing to MetLife Investors USA, P.O. Box 355, Warwick, RI 02887-0355.


                                     SAI-1

                               TABLE OF CONTENTS

  The Company and the Separate Account.................................. SAI-3
  Distribution of the Policies that Include the Advantage Equity Options SAI-3
  Income Plans.......................................................... SAI-3
  Limits to MetLife Investors USA's Right to Challenge the Policy....... SAI-4
  Misstatement of Age or Sex............................................ SAI-4
  Reports............................................................... SAI-4
  Performance Data...................................................... SAI-4
  Personalized Illustrations............................................ SAI-5
  Experts............................................................... SAI-5
  Financial Statements.................................................. SAI-5

                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT

MetLife Investors USA is an indirect, wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MetLife Investors USA was formed under the laws of Delaware in 1960. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.

We established the Separate Account under Delaware law on November 15, 2005. The Separate Account receives premium payments from the Advantage Equity Options described in the prospectus and other variable life insurance policies that we may issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

    DISTRIBUTION OF THE POLICIES THAT INCLUDE THE ADVANTAGE EQUITY OPTIONS

Our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, serves as the "principal underwriter," as defined in the 1940 Act, for the Advantage Equity Options. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. We and Distributor perform the sales and administrative services for the Policies.

We offer the Advantage Equity Options through licensed life insurance sales representatives who are registered through affiliated and unaffiliated broker-dealers.

We offer the Advantage Equity Options to the public on a continuous basis. We anticipate continuing to offer the Advantage Equity Options, but reserve the right to discontinue the offering.

                                 INCOME PLANS

Generally, you can receive the Policy's insurance proceeds or amounts paid upon surrender of your Policy or your Advantage Equity Option under an income plan instead of in a lump sum. Before you choose an income plan you should consider:

.. The tax consequences associated with insurance or surrender proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy or Advantage Equity Option will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

.. The rates of return that we credit under these plans are not based on any of the Portfolios.

Generally, we currently make the following income plans available:

  .  Single Life Income

  .  Single Life Income--10-Year Guaranteed Payment Period

  .  Joint and Survivor Life Income

                                     SAI-3

        LIMITS TO METLIFE INVESTORS USA'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two years from the base policy's issue or reinstatement (excluding riders added later). We will not contest your Advantage Equity Option after two years from its date of issue.

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in any Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

.. Transfers between investment divisions or between the investment divisions and the Fixed Account.

..  Partial withdrawals.

..  Loan amounts you request.

..  Premium payments.

If your premium payments are made through pre-authorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year's transactions and include information on:

..  Deductions and charges.

..  Status of the death benefit.

..  Cash values.

..  Amounts in the Fixed Account and in each investment division you are using.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

                               PERFORMANCE DATA

We may provide information concerning the historical investment experience of the investment divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Advantage Equity Options owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding investment division.

                                     SAI-4

                          PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Advantage Equity Options work based on assumptions about investment returns and the Policy owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit and cash value for the Advantage Equity Options could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated death benefit and cash value for a hypothetical Advantage Equity Option would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For Advantage Equity Additions, they would also differ depending on the level of dividends declared by MetLife Investors USA on the base policy. For both Advantage Equity Options, they would also be different depending on the allocation of cash value among the Separate Account's investment divisions, if the actual gross rate of return for all investment divisions averaged 0%, 6% or 10%, but varied above or below that average for individual investment divisions. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated.

                                    EXPERTS

The financial statements of MetLife Investors USA Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for certain non-traditional long duration contracts and separate accounts, as required by new accounting guidance which became effective on January 1, 2004) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                             FINANCIAL STATEMENTS

The financial statements of MetLife Investors USA are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

                                     SAI-5

                    METLIFE INVESTORS USA INSURANCE COMPANY
         (a wholly owned subsidiary of MetLife Investors Group, Inc.)
                             FINANCIAL STATEMENTS
             For the Years Ended December 31, 2005, 2004 and 2003
                                      and
            Report of Independent Registered Public Accounting Firm

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      To the Board of Directors and Stockholder of MetLife Investors USA Insurance Company:

      We have audited the accompanying balance sheets of MetLife Investors USA Insurance Company (the "Company") as of December 31, 2005 and 2004, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of MetLife Investors USA Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which became effective on January 1, 2004 and recorded the impact as cumulative effect of change in accounting principle.

      /s/ DELOITTE & TOUCHE LLP

      Certified Public Accountants

      Tampa, Florida

      April 20, 2006

      (October 19, 2006 as to Note 13)

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                                   BALANCE SHEETS
                             DECEMBER 31, 2005 AND 2004
                   (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                         2005    2004
                                                                                                       -------  -------
ASSETS
Investments:
 Fixed maturities available-for-sale, at fair value (amortized cost: $ 4,377 and $3,346, respectively) $ 4,419  $ 3,443
 Mortgage loans on real estate                                                                             449      402
 Policy loans                                                                                               35       35
 Other limited partnership interests                                                                         4        4
 Short-term investments                                                                                    283      130
 Other invested assets                                                                                      28        -
                                                                                                       -------  -------
   Total investments                                                                                     5,218    4,014
Cash and cash equivalents                                                                                   50      144
Accrued investment income                                                                                   53       41
Premiums and other receivables                                                                           1,709    1,163
Deferred policy acquisition costs                                                                        1,206      678
Current income taxes receivable                                                                             47      170
Other assets                                                                                               287      146
Separate account assets                                                                                 13,286   10,291
                                                                                                       -------  -------
   Total assets                                                                                        $21,856  $16,647
                                                                                                       =======  =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                                                $   267  $   141
 Policyholder account balances                                                                           4,854    4,591
 Other policyholder funds                                                                                1,006        7
 Long-term debt                                                                                            435       35
 Deferred income taxes payable                                                                             158       79
 Payables for collateral under securities loaned and other transactions                                    987      790
 Other liabilities                                                                                         169       87
 Separate account liabilities                                                                           13,286   10,291
                                                                                                       -------  -------
   Total liabilities                                                                                    21,162   16,021
                                                                                                       -------  -------

Stockholder's Equity:
Preferred stock, par value $1.00 per share;
   200,000 shares authorized, issued and outstanding                                                         -        -
Common stock, par value $200.00 per share;
   15,000 shares authorized; 11,000 shares issued and outstanding                                            2        2
Additional paid-in capital                                                                                 398      398
Retained earnings                                                                                          338      190
Accumulated other comprehensive income (loss)                                                              (44)      36
                                                                                                       -------  -------
   Total stockholder's equity                                                                              694      626
                                                                                                       -------  -------
   Total liabilities and stockholder's equity                                                          $21,856  $16,647
                                                                                                       =======  =======

                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                                STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                 2005  2004  2003
                                                                 ----  ----  ----
REVENUES
Premiums                                                         $ 59  $  9  $  6
Universal life and investment-type product policy fees            420   159    88
Net investment income                                             221   207   199
Other revenues                                                     76    26     -
Net investment gains (losses)                                     (10)   (9)  (10)
                                                                 ----  ----  ----
   Total revenues                                                 766   392   283
                                                                 ----  ----  ----

EXPENSES
Policyholder benefits and claims                                   47    18     7
Interest credited to policyholder account balances                216   153   146
Other expenses                                                    298   179    75
                                                                 ----  ----  ----
   Total expenses                                                 561   350   228
                                                                 ----  ----  ----

Income before provision for income taxes                          205    42    55
Provision for income taxes                                         57    17    18
                                                                 ----  ----  ----
Income before cumulative effect of a change in accounting         148    25    37
Cumulative effect of a change in accounting, net of income taxes    -     2     -
                                                                 ----  ----  ----
Net income                                                       $148  $ 27  $ 37
                                                                 ====  ====  ====




                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                         STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                                       ACCUMULATED
                                                                  ADDITIONAL              OTHER
                                                 PREFERRED COMMON  PAID-IN   RETAINED COMPREHENSIVE
                                                   STOCK   STOCK   CAPITAL   EARNINGS INCOME (LOSS) TOTAL
                                                 --------- ------ ---------- -------- ------------- -----
Balance at January 1, 2003                         $  -      $2      $ 48      $126       $ 31      $207
 Capital contribution                                                  50                             50
Comprehensive income:
 Net income                                                                      37                   37
 Other comprehensive income:
   Unrealized gains (losses) on derivative
     instruments, net of income taxes                                                       (1)       (1)
   Unrealized investment gains (losses), net of
     related offsets and income taxes                                                        9         9
                                                                                                    ----
 Other comprehensive income (loss)                                                                     8
                                                                                                    ----
 Comprehensive income                                                                                 45
                                                 --------- ------ ---------- -------- ------------- -----
Balance at December 31, 2003                          -       2        98       163         39       302
 Capital contribution                                                 300                            300
Comprehensive income (loss):
 Net income                                                                      27                   27
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative
     instruments, net of income taxes                                                       (2)       (2)
   Unrealized investment gains (losses), net of
     related offsets and income taxes                                                       (1)       (1)
                                                                                                    ----
 Other comprehensive income (loss)                                                                    (3)
                                                                                                    ----
 Comprehensive income (loss)                                                                          24
                                                   ----      --      ----      ----       ----      ----
Balance at December 31, 2004                          -       2       398       190         36       626
Comprehensive income:
 Net income                                                                     148                  148
 Other comprehensive income (loss):
   Unrealized gains (losses) on derivative
     instruments, net of income taxes                                                        1         1
   Unrealized investment gains (losses), net of
     related offsets and income taxes                                                      (81)      (81)
                                                                                                    ----
 Other comprehensive income (loss)                                                                   (80)
                                                                                                    ----
 Comprehensive income                                                                                 68
                                                 --------- ------ ---------- -------- ------------- ----
Balance at December 31, 2005                       $  -      $2      $398      $338       $(44)     $694
                                                 =======================================================


                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                              STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003
                                    (IN MILLIONS)

                                                                                           2005     2004     2003
                                                                                         -------  -------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                               $   148  $    27  $    37
 Adjustments to reconcile net income to net cash used in operating activities:
   Amortization of premiums and accretion of discounts associated with investments, net       15       21       17
   (Gains) losses from sales of investments, net                                              10        9       10
   Interest credited to policyholder account balances                                        216      153      146
   Universal life and investment-type product policy fees                                   (420)    (159)     (88)
   Change in accrued investment income                                                       (13)       -       (8)
   Change in premiums and other receivables                                                 (549)  (1,108)      33
   Change in deferred policy acquisition costs, net                                         (132)    (165)    (237)
   Change in insurance-related liabilities                                                   133       17        6
   Change in income taxes payable                                                            243      (29)     (53)
   Change in other assets                                                                     81      140       58
   Change in other liabilities                                                                96     (106)     (17)
                                                                                         -------  -------  -------
Net cash used in operating activities                                                       (172)  (1,200)     (96)
                                                                                         -------  -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments of:
   Fixed maturities                                                                        1,943    1,521    1,491
   Equity securities                                                                           -        2        -
   Mortgage loans on real estate                                                              24       72       54
 Purchases of:
   Fixed maturities                                                                       (2,685)  (1,482)  (2,418)
   Mortgage loans on real estate                                                             (20)     (42)     (50)
 Net change in short-term investments                                                       (153)       7      (74)
 Net change in other invested assets                                                         (19)       1       (4)
                                                                                         -------  -------  -------
Net cash provided by (used in) investing activities                                         (910)      79   (1,001)
                                                                                         -------  -------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits                                                                                3,789    4,541    4,334
   Withdrawals                                                                            (3,398)  (3,898)  (3,571)
 Net change in payable under securities loaned and other transactions                        197      122      443
 Long-term debt issued                                                                       400        -        -
 Capital contribution from the parent                                                          -      300       50
                                                                                         -------  -------  -------
Net cash provided by financing activities                                                    988    1,065    1,256
                                                                                         -------  -------  -------
Change in cash and cash equivalents                                                          (94)     (56)     159
Cash and cash equivalents, beginning of year                                                 144      200       41
                                                                                         -------  -------  -------
CASH AND CASH EQUIVALENTS, END OF YEAR                                                   $    50  $   144  $   200
                                                                                         =======  =======  =======
Supplemental disclosures of cash flow information:
 Net cash paid during the period for:
   Interest                                                                              $    18  $     2  $     2
                                                                                         =======  =======  =======
   Income taxes                                                                          $    (3) $    (2) $   (12)
                                                                                         =======  =======  =======

                   See accompanying notes to financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                            NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

      BUSINESS

      MetLife Investors USA Insurance Company (the "Company"), a Delaware domiciled life insurance company is a wholly owned subsidiary of MetLife Investors Group, Inc. ("MLIG"). MLIG is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company markets, administers and insures a broad range of term life and universal life insurance policies and variable and fixed annuity contracts.

      BASIS OF PRESENTATION

      Certain amounts in the prior years' financial statements have been reclassified to conform with the 2005 presentation. Two material reclassifications relate to the statements of cash flows presentation of payables for collateral under securities loaned and other transactions and certain reinsurance receivable balances. The net change in payable for collateral under securities loaned and other transactions of $122 million and $443 million have been reclassified from cash flows from investing activities to cash flows from financing activities on the statements of cash flows for the years ended December 31, 2004 and 2003, respectively. Reflected in the balance sheet and the statements of cash flows is a reclassification of the reinsurance receivables. Premiums and other receivables and other liabilities reclassifications on the balance sheet include $31 million at December 31, 2004. The net effect to the change in premiums and other receivables and the change in other liabilities on the statements of cash flows is $31 million and $38 million for the years ended December 31, 2004 and 2003, respectively.

      SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) the fair value of and accounting for derivatives;
      (iv) the capitalization and amortization of deferred policy acquisition costs ("DAC"); (v) the liability for future policyholder benefits; and
      (vi) the liability for litigation and regulatory matters; and
      (vii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

      INVESTMENTS

      The Company's principal investments are in fixed maturities and mortgage loans on real estate, each of which are exposed to three primary sources of investment risk: credit, interest rate and market

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for recovery of its value to an amount equal or greater than the cost or amortized cost;
      (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

      DERIVATIVES

      The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate under the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

      DEFERRED POLICY ACQUISITION COSTS

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of DAC is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      LIABILITY FOR FUTURE POLICY BENEFITS

      The Company establishes liabilities for amounts payable under insurance policies, including term life insurance and annuities with life contingencies. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, expenses, persistency, investment returns and inflation. Utilizing these assumptions, liabilities are established on a block of business basis.

      Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

      REINSURANCE

      The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

      LITIGATION

      The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's net income or cash flows in particular annual periods.

      SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENTS

      The Company's fixed maturities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "- Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      The Company's review of its fixed maturities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%;
      (ii) securities where the

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

      Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics, for example, mortgage loans based on similar property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      Other invested assets consist principally of derivatives carried at fair value as determined by quoted market prices or through the use of pricing models.

      DERIVATIVE FINANCIAL INSTRUMENTS

      Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company can enter into income generation and replication derivatives as permitted by its Derivatives Use Plan. Freestanding derivatives are carried on the Company's balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses).

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship.

      Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

      Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income (loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of income within interest income or interest expense to match the location of the hedged item.

      In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The Company had no foreign operations, nor hedges for net investments in foreign operations during the years ended December 31, 2005, 2004 and 2003.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item;
      (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur;
      (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

      When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

      DEFERRED POLICY ACQUISITION COSTS

      The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs consist principally of commissions and agency and policy issue expenses.

      DAC is amortized with interest over the expected life of the contract for universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross profits are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating term life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      SALES INDUCEMENTS

      The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

      Future policy benefits for non-participating term life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves, if any. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

      Future policy benefit liabilities for traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

      Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 12%, less expenses, mortality charges, and withdrawals.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees and paid-up guarantees relating to certain life policies as follows:

         . Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poors 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

         . Guaranteed income benefit liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed income benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

         . Liabilities for universal life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      The Company offers certain variable annuity products with guaranteed minimum benefit riders as follows:

         . Guaranteed minimum withdrawal benefit riders ("GMWB"s) guarantee a policyholder return of the purchase payment plus a bonus amount via partial withdrawals, even if the account value is reduced to zero, provided that the policyholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

            initial benefit base as defined in the contract. When an additional purchase payment is made, the guaranteed withdrawal amount is set equal to the greater of (i) the guaranteed withdrawal amount before the purchase payment or (ii) the benefit base after the purchase payment. The benefit base increases by additional purchase payments plus a bonus amount and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also change as a result of an optional reset as defined in the contract. The benefit base can be reset to the account balance on the date of the reset if greater than the benefit base before the reset. The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The Company issues GMWBs directly and assumes risk relating to GMWBs issued by an affiliate through a financing agreement. The fair value relating to GMWBs directly written and the GMWB risk assumed from the affiliate included in policyholder account balances was $3 million and $23 million, respectively, at December 31, 2005. The risk associated with GMWBs directly written and assumed was transferred to a different affiliate through another financial reinsurance agreement valued at $26 million and included in premiums and other receivables at December 31, 2005.

         . Guaranteed minimum accumulation benefit riders ("GMAB"s) provide the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted proportionately for withdrawals, after a specified period of time determined at the time of issuance of the variable annuity contract. The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

      The fair value of the GMWBs and GMABs is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits. GMWBs and GMABs are reported in policyholder account balances and the changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

      OTHER POLICYHOLDER FUNDS

      Other policyholder funds include policy and contract claims, unearned policy and contract fees and reinsurance assumed from affiliates.

      RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

      Premiums related to term life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      OTHER REVENUES

      Other revenues include reinsurance financings fees and advisory fees. Such fees are recognized in the period in which services are performed.

      FEDERAL INCOME TAXES

      The Company joined MetLife's includable affiliates in filing a federal income tax return. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities. Valuation allowances are established when management assesses, based on available information, that it is more likely than not that deferred income tax assets will not be realized.

      REINSURANCE

      The Company has reinsured certain of its insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts.

      The Company enters into financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in premiums and other receivables. The amount of revenue on these contracts represents fees and other cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

      SEPARATE ACCOUNTS

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
      (iii) investments are directed by the contractholder; and

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

      The Company's revenues reflect fees charged to the separate accounts, primarily including policy administration fees and investment management fees.

      FOREIGN CURRENCY

      The Company participates in reinsurance transactions with a foreign company. Balance sheet amounts are translated at the exchange rates in effect at each year-end and income and expense amounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as gains (losses) in the period in which they occur.

      APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

      In February 2006, the FASB issued SFAS No. 155, ACCOUNTING FOR CERTAIN HYBRID INSTRUMENTS ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS
      No. 140, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155 (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (iv) eliminates the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest. SFAS 155 will be applied prospectively and is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006. SFAS 155 is not expected to have a material impact on the Company's financial statements. The FASB has issued additional guidance relating to derivative financial instruments as follows:

         . In June 2005, the FASB cleared SFAS 133 Implementation Issue No. B38, EMBEDDED DERIVATIVES: EVALUATION OF NET SETTLEMENT WITH RESPECT TO THE SETTLEMENT OF A DEBT INSTRUMENT THROUGH EXERCISE OF AN EMBEDDED PUT OPTION OR CALL OPTION ("Issue B38") and SFAS 133 Implementation Issue No. B39, EMBEDDED DERIVATIVES: APPLICATION OF PARAGRAPH 13(B) TO CALL OPTIONS THAT ARE EXERCISABLE ONLY BY THE DEBTOR ("Issue B39"). Issue B38 clarified that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS No. 133. Issue B39 clarified that an

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

            embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. Issues B38 and B39, which must be adopted as of the first day of the first fiscal quarter beginning after December 15, 2005, did not have a material impact on the Company's financial statements.

         . Effective October 1, 2003, the Company adopted SFAS 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements; and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company did not experience a material impact as a result of the Issue B36 adoption.

         . Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its financial statements.

      In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for internal replacements occurring in fiscal years beginning

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      after December 15, 2006. The Company is currently evaluating the impact of SOP 05-1 and does not expect that the pronouncement will have a material impact on the Company's financial statements.

      Effective July 1, 2005, the Company adopted SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's financial statements.

      In June 2005, the FASB completed its review of EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES ("SFAS 115"), that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP 115-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's financial statements, and has provided the required disclosures.

      In June 2005, the EITF reached consensus on Issue No. 04-5, DETERMINING WHETHER A GENERAL PARTNER, OR THE GENERAL PARTNERS AS A GROUP, CONTROLS A LIMITED PARTNERSHIP OR SIMILAR ENTITY WHEN THE LIMITED PARTNERS HAVE CERTAIN RIGHTS ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. EITF 04-5 must be adopted by January 1, 2006 for all other limited partnerships through a cumulative effect of a change in accounting principle recorded in opening equity or it may be applied retrospectively by adjusting prior period financial statements. The adoption of this provision of EITF 04-5 did not have a material impact on the Company's financial statements.

      In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS 154"). The statement requires retrospective application to prior periods' financial statements for a voluntary change in

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS 154 will not have a material impact on the Company's financial statements.

      Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, ACCOUNTING FOR INVESTMENTS IN LIMITED LIABILITY COMPANIES ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's financial statements.

      Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities;
      (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1"), which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net DAC and unearned revenue liability offsets under certain variable annuity contracts by approximately $2 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

      During 2003, the Company adopted FIN 46 and FIN 46(r). Certain of the Company's investments in other limited partnership interests meet the definition of a variable interest entity ("VIE"). A VIE is defined as
      (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest; or
      (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective
      December 31, 2003, the Company adopted FIN 46(r). The adoption of FIN 46 as of February 1, 2003 and the provisions of FIN 46(r) at December 31, 2003 did not have a significant impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's financial statements. See Note 8.

      Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). As required by SFAS 146, the Company adopted this guidance on a prospective basis which had no material impact on the Company's financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's financial statements.

2.  INVESTMENTS

      FIXED MATURITIES AVAILABLE-FOR-SALE BY SECTOR

      The following tables set forth the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturities by sector and the percentage of the total fixed maturities holdings that each sector represents at:

                                                       DECEMBER 31, 2005
                                            ---------------------------------------
                                                        GROSS
                                             COST OR  UNREALIZED ESTIMATED
                                            AMORTIZED ---------    FAIR
                                              COST    GAIN  LOSS   VALUE   % OF TOTAL
                                            --------- ----  ---- --------- ----------
                                                         (IN MILLIONS)
Fixed Maturities:
 U.S. corporate securities                   $1,585   $48   $20   $1,613      36.5%
 Residential mortgage-backed securities       1,094     3    10    1,087      24.6
 Foreign corporate securities                   410    20     4      426       9.6
 U.S. treasury / agency securities              295     4     -      299       6.8
 Commercial mortgage-backed securities          612     2     7      607      13.7
 Asset-backed securities                        305     1     2      304       6.9
 Foreign government securities                   75     8     1       82       1.9
 State and political subdivision securities       1     -     -        1         -
                                             ------   ---   ---   ------     -----
   Total fixed maturities                    $4,377   $86   $44   $4,419     100.0%
                                             ======   ===   ===   ======     =====

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


                                                       DECEMBER 31, 2004
                                            ---------------------------------------
                                                        GROSS
                                             COST OR  UNREALIZED ESTIMATED
                                            AMORTIZED ---------    FAIR
                                              COST    GAIN  LOSS   VALUE   % OF TOTAL
                                            --------- ----  ---- --------- ----------
                                                         (IN MILLIONS)
Fixed Maturities:
 U.S. corporate securities                   $1,340   $ 65  $ 6   $1,399      40.6%
 Residential mortgage-backed securities         754      5    1      758      22.0
 Foreign corporate securities                   338     26    1      363      10.6
 U.S. treasury / agency securities              202      2    1      203       5.9
 Commercial mortgage-backed securities          275      2    2      275       8.0
 Asset-backed securities                        356      3    1      358      10.4
 Foreign government securities                   70      7    1       76       2.2
 State and political subdivision securities      11      -    -       11       0.3
                                             ------   ----  ---   ------     -----
   Total fixed maturities                    $3,346   $110  $13   $3,443     100.0%
                                             ======   ====  ===   ======     =====

      The Company held foreign currency derivatives with notional amounts of $26 million and $18 million to hedge exchange risk associated with foreign bonds and loans at December 31, 2005 and 2004, respectively.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $207 million and $213 million at December 31, 2005 and 2004, respectively. These securities had a net unrealized gain of $8 million and $15 million at December 31, 2005 and 2004, respectively. The Company did not have any non-income producing fixed maturities at December 31, 2005. Non-income producing fixed maturities were $3 million at December 31, 2004. Unrealized gains associated with non-income producing fixed maturities was less than $1 million at December 31, 2004.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The cost or amortized cost and estimated fair value of bonds at December 31, 2005 and 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                         DECEMBER 31,
                                            ---------------------------------------
                                                   2005                2004
                                            ------------------- -------------------
                                             COST OR  ESTIMATED  COST OR  ESTIMATED
                                            AMORTIZED   FAIR    AMORTIZED   FAIR
                                              COST      VALUE     COST      VALUE
                                            --------- --------- --------- ---------
                                                         (IN MILLIONS)
Due in one year or less                      $   65    $   65    $  160    $  161
Due after one year through five years           859       863       959       983
Due after five years through ten years          634       648       545       576
Due after ten years                             808       845       297       332
                                             ------    ------    ------    ------
   Subtotal                                   2,366     2,421     1,961     2,052
Mortgage-backed, commercial mortgage-backed
  and other asset-backed securities           2,011     1,998     1,385     1,391
                                             ------    ------    ------    ------
   Total fixed maturities                    $4,377    $4,419    $3,346    $3,443
                                             ======    ======    ======    ======

      Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales or disposals of fixed maturities classified as available-for-sale were as follows:

                                             DECEMBER 31,
                                          ------------------
                                           2005   2004  2003
                                          ------  ----  ----
                                             (IN MILLIONS)
                  Proceeds                $1,873  $473  $466
                  Gross investment gains  $    7  $  6  $  8
                  Gross investment losses $  (29) $(10) $(11)

      There were no writedowns recorded during 2005 for other-than-temporarily impaired available-for-sale fixed maturities. Gross investment losses above exclude writedowns recorded during 2004 and 2003 of $1 million and $2 million, respectively.

      The Company periodically disposes of fixed maturities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      UNREALIZED LOSSES FOR FIXED MATURITIES AVAILABLE-FOR-SALE

      The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position at December 31, 2005 and 2004:

                                                             DECEMBER 31, 2005
                                       --------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                       -------------------- -------------------- --------------------
                                       ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                         FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                         VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                       --------- ---------- --------- ---------- --------- ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities               $  779      $18       $ 40        $2      $  819      $20
Residential mortgage-backed securities     652        8         61         2         713       10
Foreign corporate securities               125        3         23         1         148        4
U.S. treasury / agency securities           23        -          -         -          23        -
Commercial mortgage-backed
  securities                               386        7          5         -         391        7
Asset-backed securities                    149        2         11         -         160        2
Foreign government securities                8        1          2         -          10        1
State and political subdivision
  securities                                 1        -          -         -           1        -
                                        ------      ---       ----        --      ------      ---
  Total fixed maturities                $2,123      $39       $142        $5      $2,265      $44
                                        ======      ===       ====        ==      ======      ===
Total number of securities in an
  unrealized loss position                 350                  47                   397
                                        ======                ====                ======

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2004
                                       --------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                       -------------------- -------------------- --------------------
                                       ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                         FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                         VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                       --------- ---------- --------- ---------- --------- ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities               $  333       $3       $ 40        $3      $  373      $ 6
Residential mortgage-backed securities     276        1         34         -         310        1
Foreign corporate securities                48        -         22         1          70        1
U.S. treasury / agency securities          108        1          -         -         108        1
Commercial mortgage-backed
  securities                               134        2         17         -         151        2
Asset-backed securities                    100        1          2         -         102        1
Foreign government securities                5        -         10         1          15        1
State and political subdivision
  securities                                10        -          -         -          10        -
                                        ------       --       ----        --      ------      ---
  Total fixed maturities                $1,014       $8       $125        $5      $1,139      $13
                                        ======       ==       ====        ==      ======      ===
Total number of securities in an
  unrealized loss position                 194                  31                   225
                                        ======                ====                ======

      AGING OF GROSS UNREALIZED LOSSES FOR FIXED MATURITIES AVAILABLE-FOR-SALE

      The following tables present the cost or amortized cost, gross unrealized losses and number of securities for fixed maturities at December 31, 2005 and 2004, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more for:

                                                    DECEMBER 31, 2005
                                    --------------------------------------------------
                                        COST OR           GROSS           NUMBER OF
                                     AMORTIZED COST  UNREALIZED LOSSES    SECURITIES
                                    ---------------- ----------------  ----------------
                                    LESS THAN 20% OR LESS THAN  20% OR LESS THAN 20% OR
                                       20%     MORE     20%      MORE     20%     MORE
                                    --------- ------ ---------  ------ --------- ------
                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months                 $1,830    $12      $30       $4      297       2
Six months or greater but less than
  nine months                           204      -        2        -       16       -
Nine months or greater but less
  than twelve months                    116      -        3        -       35       -
Twelve months or greater                147      -        5        -       47       -
                                     ------    ---      ---       --      ---      --
  Total                              $2,297    $12      $40       $4      395       2
                                     ======    ===      ===       ==      ===      ==

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


                                                    DECEMBER 31, 2004
                                    --------------------------------------------------
                                        COST OR           GROSS           NUMBER OF
                                     AMORTIZED COST  UNREALIZED LOSSES    SECURITIES
                                    ---------------- ----------------  ----------------
                                    LESS THAN 20% OR LESS THAN  20% OR LESS THAN 20% OR
                                       20%     MORE     20%      MORE     20%     MORE
                                    --------- ------ ---------  ------ --------- ------
                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months                 $  613    $  -     $ 3      $  -     109       -
Six months or greater but less than
  nine months                           354       -       4         -      71       -
Nine months or greater but less
  than twelve months                     55       -       1         -      14       -
Twelve months or greater                130       -       5         -      31       -
                                     ------    ----     ---      ----     ---     ---
  Total                              $1,152    $  -     $13      $  -     225       -
                                     ======    ====     ===      ====     ===     ===

      As of December 31, 2005, $40 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities. As of December 31, 2004, $13 million of unrealized losses related to securities with an unrealized loss position less than 20% of cost or amortized cost, which represented 1% of the cost or amortized cost of such securities.

      As of December 31, 2005, $4 million of unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost, which represented 33% of the cost or amortized cost of such securities. Of such unrealized losses, $4 million have been in an unrealized loss position for a period of less than six months. As of December 31, 2004, there were no unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost.

      As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. The increase in the unrealized losses during 2005 is principally driven by an increase in interest rates during the year. Based upon the Company's evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the year, and the Company's intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover; the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

      SECURITIES LENDING PROGRAM

      The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $927 million and

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      $741 million and an estimated fair value of $939 million and $762 million were on loan under the program at December 31, 2005 and 2004, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $970 million and $790 million at December 31, 2005 and 2004, respectively. Securities loaned transactions are accounted for as financing arrangements on the Company's balance sheets and statements of cash flows and the income and expenses associated with the program are reported in net investment income as investment income and investment expenses, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2005 and 2004.

      ASSETS ON DEPOSIT

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $5 million at both December 31, 2005 and 2004, consisting primarily of fixed maturity securities.

      MORTGAGE LOANS ON REAL ESTATE

      Mortgage loans on real estate were categorized as follows:

                                               DECEMBER 31,
                                       ----------------------------
                                            2005           2004
                                       -------------  -------------
                                       AMOUNT PERCENT AMOUNT PERCENT
                                       ------ ------- ------ -------
                                               (IN MILLIONS)
           Commercial mortgage loans    $360     80%   $309     77%
           Agricultural mortgage loans    91     20      94     23
                                        ----    ---    ----    ---
             Total                       451    100%    403    100%
                                                ===            ===
           Less: Valuation allowances      2              1
                                        ----           ----
             Mortgage loans             $449           $402
                                        ====           ====

      Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2005, approximately 28%, 10% and 7% of the properties were located in California, Rhode Island and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

      Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                           YEARS ENDED DECEMBER 31,
                                           -----------------------
                                            2005    2004    2003
                                           ------  ------  ------
                                               (IN MILLIONS)
                Balance, beginning of year $    1  $    1  $    2
                Additions                       1       -       2
                Deductions                      -       -      (3)
                                           ------  ------  ------
                Balance, end of year       $    2  $    1  $    1
                                           ======  ======  ======

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The Company did not have impaired mortgage loans on real estate without valuation allowances at December 31, 2005. The Company held $4 million in impaired mortgage loans on real estate with no related valuation allowances at December 31, 2004.

      The average investment in impaired loans was $1 million for the year ended December 31, 2005 and $4 million for both of the years ended December 31, 2004 and 2003. The Company did not recognize interest income on impaired loans for the year ended December 31, 2005. Interest income on impaired loans was less than $1 million for both the years ended December 31, 2004 and 2003.

      The Company did not have restructured loans at December 31, 2005. The investment in restructured loans was $4 million at December 31, 2004. The Company did not recognize interest income on restructured loans for the year ended December 31, 2005. Interest income of less than $1 million was recognized on restructured loans for both the years ended December 31, 2004 and 2003. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million for both the years ended December 31, 2004 and 2003.

      There were no mortgage loans on real estate with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure at December 31, 2005 and 2004.

      NET INVESTMENT INCOME

      The components of net investment income were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                       2005    2004    2003
                                                      ------  ------  ------
                                                          (IN MILLIONS)
    Fixed maturities                                  $  211  $  176  $  166
    Mortgage loans on real estate                         28      34      33
    Policy loans                                           3       2       2
    Cash, cash equivalents and short-term investments     10       6       6
    Other                                                  -       -      (1)
                                                      ------  ------  ------
      Total                                              252     218     206
    Less: Investment expenses                             31      11       7
                                                      ------  ------  ------
      Net investment income                           $  221  $  207  $  199
                                                      ======  ======  ======

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      NET INVESTMENT GAINS (LOSSES)

      Net investment gains (losses) were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     ----------------------
                                                      2005     2004    2003
                                                     ------   ------  ------
                                                          (IN MILLIONS)
   Fixed maturities                                  $  (22)  $   (5) $   (5)
   Mortgage loans on real estate                         (1)       -      (3)
   Derivatives                                            7       (4)     (2)
   Other                                                  6        -       -
                                                     ------   ------  ------
     Total net investment losses                     $  (10)  $   (9) $  (10)
                                                     ======   ======  ======

      NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                                  ----------------------
                                                   2005     2004    2003
                                                  ------   ------  ------
                                                       (IN MILLIONS)
       Fixed maturities                           $   42   $   97  $  110
       Derivatives                                    (3)      (4)     (2)
                                                  ------   ------  ------
         Total                                        39       93     108
                                                  ------   ------  ------
       Amounts related to:
         Future policy benefit loss recognition      (78)       -       -
         Deferred policy acquisition costs           (29)     (38)    (48)
       Deferred income taxes                          24      (19)    (21)
                                                  ------   ------  ------
         Total                                       (83)     (57)    (69)
                                                  ------   ------  ------
         Net unrealized investment gains (losses) $  (44)  $   36  $   39
                                                  ======   ======  ======

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The changes in net unrealized investment gains (losses) were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ---------------------
                                                        2005     2004    2003
                                                       -----    ------  ------
                                                           (IN MILLIONS)
  Balance, beginning of year                           $  36    $   39  $   31
  Unrealized investment gains (losses) during the year   (54)      (15)     19
  Unrealized investment gains (losses) relating to:
    Deferred policy acquisition costs                      9        10      (7)
    Future policy benefit loss recognition               (78)        -       -
  Deferred income taxes                                   43         2      (4)
                                                       -----    ------  ------
  Balance, end of year                                 $ (44)   $   36  $   39
                                                       =====    ======  ======
  Net change in unrealized investment gains (losses)   $ (80)   $   (3) $    8
                                                       =====    ======  ======

      VARIABLE INTEREST ENTITIES

      The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                            AS OF DECEMBER 31, 2005
                                       ---------------------------------
                                                        MAXIMUM EXPOSURE
                                       TOTAL ASSETS (1)   TO LOSS (2)
                                       ---------------- ----------------
                                                 (IN MILLIONS)
        Other limited partnerships (3)       $  4             $  4
                                             ----             ----
          Total                              $  4             $  4
                                             ====             ====

      --
         (1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
         (2) The maximum exposure to loss relating to other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
         (3) Other limited partnerships include partnerships established for the purpose of investing in public and private debt and equity securities.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


3.  DERIVATIVE FINANCIAL INSTRUMENTS

      TYPES OF DERIVATIVE INSTRUMENTS

      The following table provides a summary of the notional amounts and current market or fair value of derivative financial instruments held at:

                             DECEMBER 31, 2005           DECEMBER 31, 2004
                        --------------------------- ---------------------------
                                   CURRENT MARKET              CURRENT MARKET
                                   OR FAIR VALUE               OR FAIR VALUE
                        NOTIONAL ------------------ NOTIONAL ------------------
                         AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                        -------- ------ ----------- -------- ------ -----------
                                             (IN MILLIONS)
 Interest rate swaps     $   83  $    -   $    3      $  7   $    -   $    -
 Interest rate floors     2,000      26        -         -        -        -
 Interest rate caps       1,000       2        -         -        -        -
 Financial futures          147       -        1        84        -        2
 Foreign currency swaps      26       -        4        18        -        5
 Credit default swaps        30       -        -         3        -        -
                         ------  ------   ------      ----   ------   ------
   Total                 $3,286  $   28   $    8      $112   $    -   $    7
                         ======  ======   ======      ====   ======   ======

      The above table does not include notional values for equity variance swaps. At December 31, 2005 and 2004, the Company owned 2,000 and 0 variance swap contracts, respectively. The market values for these equity variance swaps were insignificant and were not included in the preceding table.

      The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2005:

                                            REMAINING LIFE
                           -------------------------------------------------
                                     AFTER ONE    AFTER FIVE   AFTER
                           ONE YEAR YEAR THROUGH YEARS THROUGH  TEN
                           OR LESS   FIVE YEARS    TEN YEARS   YEARS  TOTAL
                           -------- ------------ ------------- ------ ------
                                             (IN MILLIONS)
    Interest rate swaps     $    -     $    -       $    7     $   76 $   83
    Interest rate floors         -          -        2,000          -  2,000
    Interest rate caps           -      1,000            -          -  1,000
    Financial futures          147          -            -          -    147
    Foreign currency swaps       -          1           19          6     26
    Credit default swaps         -         30            -          -     30
                            ------     ------       ------     ------ ------
      Total                 $  147     $1,031       $2,026     $   82 $3,286
                            ======     ======       ======     ====== ======

      Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

      Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

      In exchange-traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

      Exchange-traded interest rate futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury curve performance. The value of interest rate futures is substantially impacted in interest rates and they can be used to modify or hedge existing interest rate risk.

      Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

      Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. As noted above, the equity variance swaps are not included in the preceding table.

      Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      HEDGING

      The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                          DECEMBER 31, 2005         DECEMBER 31, 2004
                      ------------------------- -------------------------
                                  FAIR VALUE                FAIR VALUE
                      NOTIONAL ---------------- NOTIONAL ----------------
                       AMOUNT  ASSET  LIABILITY  AMOUNT  ASSET  LIABILITY
                      -------- ------ --------- -------- ------ ---------
                                         (IN MILLIONS)
       Fair value      $    5  $    -  $    -    $    5  $    -  $    1
       Cash flow           12       -       4        12       -       4
       Non-qualifying   3,269      28       4        95       -       2
                       ------  ------  ------    ------  ------  ------
         Total         $3,286  $   28  $    8    $  112  $    -  $    7
                       ======  ======  ======    ======  ======  ======

      The Company recognized insignificant net investment expenses from qualifying hedge settlement payments for the years ended December 31, 2005, 2004 and 2003.

      The Company recognized insignificant net investment gains (losses) from non-qualifying hedge settlement payments for the years ended December 31, 2005, 2004 and 2003.

      FAIR VALUE HEDGES

      The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments and
      (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

      The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ---------------------
                                                        2005     2004    2003
                                                       ------   ------  ------
                                                           (IN MILLIONS)
  Changes in the fair value of derivatives             $    -   $   (1) $   (3)
  Changes in the fair value of the items hedged             -        1       1
                                                       ------   ------  ------
  Net ineffectiveness of fair value hedging activities $    -   $    -  $   (2)
                                                       ======   ======  ======

      All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      CASH FLOW HEDGES

      The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments when they have met the requirements of SFAS 133.

      For the years ended December 31, 2005, 2004 and 2003, the Company recognized insignificant net investment gains (losses), which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

      Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                           YEARS ENDED DECEMBER 31,
                                                           ----------------------
                                                            2005     2004    2003
                                                           ------   ------  ------
                                                                (IN MILLIONS)
Other comprehensive income (loss) balance at the beginning
  of the year                                              $   (4)  $   (2) $    -
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges           1       (2)     (2)
                                                           ------   ------  ------
Other comprehensive income (losses) balance at the end of
  the year                                                 $   (3)  $   (4) $   (2)
                                                           ======   ======  ======

      At December 31, 2005, an insignificant portion of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending
      December 31, 2006.

      NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

      The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging:
      (i) interest rate swaps, purchased caps and floors, and interest rate futures to minimize its exposure to interest rate volatility;
      (ii) foreign currency swaps to minimize its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) credit default to diversify its credit risk exposure in certain portfolios; and (v) equity variance swaps to economically hedge liabilities.

      For the years ended December 31, 2005 and 2004, the Company recognized as net investment gains (losses) changes in fair value of $11 million, and ($6) million, respectively, related to derivatives that

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      do not qualify for hedge accounting. Changes in fair value for such derivatives had insignificant net investment gains (losses) for the year ended December 31, 2003.

      CREDIT RISK

      The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

      As noted above, the Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

      The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2005, the Company was obligated to return cash collateral under its control of $17 million. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheet. As of December 31, 2005, the Company had not pledged any collateral related to derivative instruments.

      The Company did not have any cash or other collateral related to derivative instruments at December 31, 2004.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


4.  INSURANCE

      DEFERRED POLICY ACQUISITION COSTS

      Information regarding DAC for the years ended December 31, 2005, 2004 and 2003 is as follows (In millions):

                 Balance at January 1, 2003             $  272
                 Capitalizations                           249
                                                        ------
                     Total                                 521
                                                        ------
                 Less amortization related to:
                   Net investment gains (losses)            (1)
                   Unrealized investment gains (losses)      7
                   Other expenses                           13
                                                        ------
                     Total amortization                     19
                                                        ------
                 Balance at December 31, 2003              502
                 Capitalizations                           281
                                                        ------
                     Total                                 783
                                                        ------
                 Less amortization related to:
                   Net investment gains (losses)            (2)
                   Unrealized investment gains (losses)    (10)
                   Other expenses                          117
                                                        ------
                     Total amortization                    105
                                                        ------
                 Balance at December 31, 2004              678
                 Capitalizations                           624
                                                        ------
                     Total                               1,302
                                                        ------
                 Less amortization related to:
                   Net investment gains (losses)             4
                   Unrealized investment gains (losses)     (9)
                   Other expenses                          101
                                                        ------
                     Total amortization                     96
                                                        ------
                 Balance at December 31, 2005           $1,206
                                                        ======

      Amortization of DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization,
      (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      In the normal course of business the Company reviews and updates the assumptions used in establishing DAC amortization. During 2005, the Company revised its assumptions to include the

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      impact of variable annuity rider fees. As a result of the updated assumption, the Company re-estimated the amortization since inception and recorded a benefit of $23 million, before income tax, causing a decrease in amortization related to other expenses for the year ended December 31, 2005. During 2004 the Company entered into a new reinsurance treaty and updated significant parts of the underlying assumptions used to establish DAC amortization. As a result of the new reinsurance treaty and updated assumption, the Company re-estimated the amortization since inception and recorded a charge of $74 million, before income tax, causing an increase in amortization related to other expenses for the year ended December 31, 2005.

      The events described above that impacted DAC amortization had a similar impact on the amortization of sales inducements. For the year ended December 31, 2005, the Company re-estimated the amortization since inception and recorded a benefit of $4 million, before income tax, causing a decrease in amortization. For the year ended December 31, 2004, the Company re-estimated the amortization since inception and recorded a charge of $3 million, before income tax, causing an increase in amortization.

      SALES INDUCEMENTS

      Changes in deferred sales inducements, which are reported within other assets in the balance sheet, are as follows:

                                         YEARS ENDED DECEMBER 31,
                                         -----------------------
                                            2005        2004
                                          ---------    --------
                                            (IN MILLIONS)
                  Balance at January 1   $     143    $     94
                  Capitalization                61          65
                  Amortization                  (8)        (16)
                                          ---------    --------
                  Balance at December 31 $     196    $    143
                                          =========    ========

      GUARANTEES

      The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

      The Company also issues universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The Company had the following types of guarantees relating to annuity and universal life contracts at:

      ANNUITY CONTRACTS

                                                     DECEMBER 31,
                              --------------------------------------------------------
                                          2005                          2004
                              --------------------------    --------------------------
                                  IN THE          AT            IN THE          AT
                              EVENT OF DEATH ANNUITIZATION  EVENT OF DEATH ANNUITIZATION
                              -------------- -------------  -------------- -------------
                                                     (IN MILLIONS)
Return of Net Deposits
  Account value                 $   5,537            N/A      $   4,001            N/A
  Net amount at risk            $      - (1)         N/A      $       9(1)         N/A
  Average attained age of
    contractholders              61 years            N/A       60 years            N/A

Anniversary Contract Value or
  Minimum Return
  Account value                 $   7,972      $  10,081      $   6,342      $   7,697
  Net amount at risk            $      82(1)   $      38(2)   $      66(1)   $      24(2)
  Average attained age of
    contractholders              61 years       60 years       61 years       58 years

      UNIVERSAL AND VARIABLE LIFE CONTRACTS

                                                        DECEMBER 31,
                                                  ---------------------
                                                      2005        2004
                                                  ----------   ----------
                                                   SECONDARY   SECONDARY
                                                   GUARANTEES  GUARANTEES
                                                  ----------   ----------
                                                        (IN MILLIONS)
     Account value (general and separate account) $     905      $    -
     Net amount at risk                           $  19,148(1)   $    - (1)
     Average attained age of policyholders         55 years         N/A

      --
         (1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
         (2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

      The net amount at risk is based on the direct amount at risk (excluding reinsurance).

      The Company's annuity contracts may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      The Company has guaranteed death and annuitization benefit liabilities on its annuity contracts of $28 million and $18 million, at December 31, 2005 and 2004, respectively. The Company reinsures 100% of this liability with an affiliate and has corresponding recoverables from reinsurers for the same amounts. Therefore, the Company has no net liability at December 31, 2005 and December 31, 2004.

      Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                             DECEMBER 31,
                                            --------------
                                             2005    2004
                                            ------- ------
                                            (IN MILLIONS)
                      Mutual Fund Groupings
                        Equity              $10,511 $7,456
                        Bond                    518    695
                        Balanced                374    416
                        Money Market            137    110
                        Specialty                63     70
                                            ------- ------
                          Total             $11,603 $8,747
                                            ======= ======

      SEPARATE ACCOUNTS

      Separate account assets and liabilities include pass-through separate accounts totaling $13,286 million and $10,291 million at December 31, 2005 and 2004, respectively, for which the policyholder assumes all investment risk.

      Fees charged to the separate accounts by the Company (primarily including policy administration fees and investment management fees) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $145 million, $139 million and $72 million for the years ended December 31, 2005, 2004 and 2003, respectively.

      For both the years ended December 31, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

      The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new life insurance policies primarily on an excess of retention basis or a quota share basis. Starting in 2004, the Company reinsured up to 75% of the mortality risk for all new individual life insurance. During 2005, the Company changed its retention practices for individual life insurance. The amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company retains up to

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

      In addition to reinsuring mortality risk, as described above, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks to limit its exposure to particular travel, avocation and lifestyle hazards. The Company currently reinsures 90% of its new production of fixed annuities to an affiliate. Also, the Company reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

      The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The amounts in the statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2005     2004     2003
                                                      ------  -------  -------
                                                            (IN MILLIONS)
 Direct premiums earned                               $   33  $    13  $    10
 Reinsurance assumed                                      38        -        -
 Reinsurance ceded                                       (12)      (4)      (4)
                                                      ------  -------  -------
 Net premiums earned                                  $   59  $     9  $     6
                                                      ======  =======  =======
 Reinsurance recoverables netted against policyholder
   benefits                                           $    8  $     1  $    23
                                                      ======  =======  =======

      Written premiums are not materially different than earned premiums presented in the preceding table.

      Reinsurance recoverables, included in premiums and other receivables, were $47 million and $35 million at December 31, 2005 and 2004, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $10 million at December 31, 2005. There were no reinsurance and ceded commissions payable at December 31, 2004.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  LONG-TERM DEBT

      At December 31, 2005 and 2004, debt outstanding is as follows:

                                                                         DECEMBER 31,
                                                                         -------------
                                                                         2005   2004
                                                                         -----  -----
                                                                         (IN MILLIONS)
Surplus notes, interest rate 5%, maturity date upon request              $  25  $  25
Surplus notes, interest rate LIBOR plus .75%, maturity date upon request    10     10
Surplus notes, interest rate 7.349%, maturity date 2035                    400      -
                                                                         -----  -----
    Total long-term debt                                                 $ 435  $  35
                                                                         =====  =====

      On March 15, 2005, the Company issued a $400 million surplus note to its ultimate parent, MetLife, Inc.

      MLIG is the holder of the surplus notes in the amounts of $25 million and $10 million. These surplus notes may be redeemed, in whole or in part, at the election of MLIG at any time, subject to the prior approval of the Delaware Superintendent of Insurance.

      Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

      The aggregate maturities of long-term debt as of December 31, 2005 for the Company are payable upon regulatory approval.

      Interest expense related to the Company's indebtedness included in other expenses was $25 million for the year end December 31, 2005 and $2 million for the years ended December 31, 2004 and 2003, respectively.

7.  INCOME TAXES

      The provision for income taxes was as follows:

                                          YEARS ENDED DECEMBER 31,
                                          ---------------------
                                           2005      2004    2003
                                          ------    ------  -----
                                              (IN MILLIONS)
               Current:
                 Federal                  $  (61)   $  (91) $  56
                 State                        (2)        4      2
               Deferred:
                 Federal                     121       100    (39)
                 State                        (1)        4     (1)
                                          ------    ------  -----
               Provision for income taxes $   57    $   17  $  18
                                          ======    ======  =====

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


      Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported were as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ---------------------
                                                2005     2004    2003
                                               -----    ------  ------
                                                   (IN MILLIONS)
          Tax provision at U.S. statutory rate $  72    $   15  $   19
          Tax effect of:
            Tax exempt investment income         (12)       (3)     (2)
            State tax net of federal benefit      (2)        5       1
            Other, net                            (1)        -       -
                                               -----    ------  ------
          Provision for income taxes           $  57    $   17  $   18
                                               =====    ======  ======

      Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                      --------------
                                                       2005    2004
                                                      ------  ------
                                                       (IN MILLIONS)
           Deferred income tax assets:
             Policyholder liabilities and receivables $  205  $  165
             Net unrealized investment gains              24       -
             Other, net                                    5       2
                                                      ------  ------
                                                         234     167
                                                      ------  ------
           Deferred income tax liabilities:
             Deferred policy acquisition costs           381     213
             Investments                                  11      14
             Net unrealized investment gains               -      19
                                                      ------  ------
                                                         392     246
                                                      ------  ------
           Net deferred income tax liability          $ (158) $  (79)
                                                      ======  ======

      The Company joined MetLife's includable affiliates in filing a federal income tax return. The consolidating companies have executed a Tax Allocation Agreement. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (losses) contributes to or reduces federal tax expense. Pursuant to the tax allocation agreement, the amounts due to (from) affiliates are ($51) million and ($175) million in 2005 and 2004, respectively.

      All years through and including 2001 are closed and no longer subject to IRS audit. The years 2002 and forward are open and subject to audit. The Company believes that any adjustments that might be required for the open years will not have a material effect on the Company's financial statements.

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


8.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

      CONTINGENCIES

      LITIGATION

      Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company, at the present time, is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      MetLife, the ultimate parent of the Company, has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information regarding and relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received subpoenas, including sets of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. MetLife has received two subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on MetLife asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on MetLife seeking, among other things, copies of materials produced in response to the subpoenas discussed above. MetLife has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on MetLife seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Ohio Department of Insurance has requested documents from MetLife regarding a broker and certain Ohio public entity groups. Other insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation. MetLife continues to cooperate fully with these inquiries and is responding to the subpoenas and other requests. MetLife is continuing to conduct an internal review of its commission payment practices. It is possible that additional requests for information and/or investigations may be commenced.

      Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's financial statements, have arisen in the course of

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      the Company's business. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      SUMMARY

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular annual periods.

      INSOLVENCY ASSESSMENTS

      Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company from January 1, 2003 through December 31, 2005 aggregated $1 million. The Company maintained a liability of $2 million and a related asset for premium tax offsets of $1 million at December 31, 2005 for future assessments in respect of currently impaired, insolvent or failed insurers.

      COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

      The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were less than $1 million at December 31, 2005 and 2004, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next five years.

      GUARANTEES

      In the course of its business, the Company may provide certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company may provide indemnities and guarantees, including those related to tax, environmental and other specific

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company may provide indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

      In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

      The Company's recorded liability at December 31, 2005 and 2004 for indemnities, guarantees and commitments is insignificant.

9.  EQUITY

      DIVIDEND RESTRICTIONS

      Under the Delaware Insurance Law, the maximum amount of distributions which can be made to the Company's parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company's surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. Since the Company statutory unassigned funds surplus is less than zero, the Company cannot pay any dividends without prior approval of the Commissioner.

      The Company did not receive cash capital contributions for the year ended 2005. The Company received cash capital contributions of $300 million and $50 million from MLIG for the years ended 2004 and 2003, respectively.

      STATUTORY EQUITY AND INCOME

      The Company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action.

      The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Delaware State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Delaware. Modifications by state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

      Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

      Statutory net income (loss) of the Company, a Delaware domiciled insurer, was ($244) million, ($201) million and $101 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $538 million and $382 million at December 31, 2005 and 2004, respectively.

      OTHER COMPREHENSIVE INCOME

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2005, 2004 and 2003 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                       YEARS ENDED DECEMBER 31,
                                                       ----------------------
                                                        2005     2004    2003
                                                       ------   ------  ------
                                                            (IN MILLIONS)
  Holding (losses) on investments arising during the
    year                                               $  (50)  $  (42) $   (3)
  Income tax effect of holding gains                       18       16       1
  Reclassification adjustments:
    Recognized holding gains losses included in
      current year income                                 (18)       6       4
    Amortization of premiums and accretion of
      discounts associated with investments                14       21      18
    Income tax effect                                       1      (10)     (8)
  Allocation of holding gains (losses) on investments
    relating to other policyholder amounts                (69)      10      (7)
  Income tax effect of allocation of holding gains or
    losses to other policyholder amounts                   24       (4)      3
                                                       ------   ------  ------
  Other comprehensive income (loss)                    $  (80)  $   (3) $    8
                                                       ======   ======  ======

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


10. OTHER EXPENSES

      Other expenses were comprised of the following:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                        2005    2004    2003
                                                      -------  ------  ------
                                                           (IN MILLIONS)
 Commissions                                          $   666  $  237  $  216
 Interest                                                  25       2       2
 Amortization of DAC                                      105     115      12
 Capitalization of DAC                                   (624)   (281)   (249)
 Other                                                    126     106      94
                                                      -------  ------  ------
   Total other expenses                               $   298  $  179  $   75
                                                      =======  ======  ======

      In 2005, commissions and capitalization of DAC include the impact of an affiliated reinsurance transaction entered into on January 1, 2005. See
      Note 12.

11. FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                                                     ESTIMATED
                                                            CARRYING   FAIR
 DECEMBER 31, 2005                                           VALUE     VALUE
 -----------------                                          -------- ---------
                                                              (IN MILLIONS)
 ASSETS:
   Fixed maturities                                          $4,419   $4,419
   Mortgage loans on real estate                             $  449   $  466
   Policy loans                                              $   35   $   35
   Short-term investments                                    $  283   $  283
   Cash and cash equivalents                                 $   50   $   50
 LIABILITIES:
   Policyholder account balances                             $4,833   $4,536
   Long-term debt                                            $  435   $  435
   Payable for collateral under securities loaned and other
     transactions                                            $  987   $  987

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     ESTIMATED
                                                            CARRYING   FAIR
 DECEMBER 31, 2004                                           VALUE     VALUE
 -----------------                                          -------- ---------
                                                              (IN MILLIONS)
 ASSETS:
   Fixed maturities                                          $3,443   $3,443
   Mortgage loans on real estate                             $  402   $  431
   Policy loans                                              $   35   $   35
   Short-term investments                                    $  130   $  130
   Cash and cash equivalents                                 $  144   $  144
 LIABILITIES:
   Policyholder account balances                             $4,591   $4,262
   Long-term debt                                            $   35   $   35
   Payable for collateral under securities loaned and other
     transactions                                            $  790   $  790

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

      FIXED MATURITIES

      The fair value of fixed maturities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

      MORTGAGE LOANS ON REAL ESTATE

      Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

      POLICY LOANS

      The carrying values for policy loans approximate fair value.

      CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

      The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

      POLICYHOLDER ACCOUNT BALANCES

      The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

      LONG-TERM DEBT

      The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

      PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

      The carrying values for payables for collateral under securities loaned and other transactions approximate fair value.

      DERIVATIVE FINANCIAL INSTRUMENTS

      The fair value of derivative instruments are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

12. RELATED PARTY TRANSACTIONS

      The Company entered into a Service Agreement, an Investment Management Agreement and a Principal Underwriters and Selling Agreement with its affiliated companies for the years 2005, 2004 and 2003. The affiliated companies are Metropolitan Life Insurance Company ("Metropolitan Life"), which provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company and MLIG and MetLife Investors Distribution Company, which provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MLIG. Expenses and fees paid to affiliated companies in 2005, 2004 and 2003 for the Company, recorded in other expenses, were $138 million, $109 million and $95 million, respectively.

      At December 31, 2005 and 2004, amounts due to/(from) affiliates of approximately ($18) million and $14 million, respectively, relate primarily to Metropolitan Life and MLIG.

      Since the Company is a member of a controlled group of affiliate companies its results may not be indicative of those of a stand alone entity.

      As of December 31, 2005 and 2004, respectively, the Company held $133 million and $130 million of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are recorded as short-term investments on the balance sheets of the Company.

      Effective January 1, 2005, the Company entered into a reinsurance agreement to assume an in force block of business from General American Life Insurance Company ("GALIC"), an affiliate. This

                       METLIFE INVESTORS USA INSURANCE COMPANY
               (a wholly-owned subsidiary of MetLife Investors Group)
                    NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

      agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, GALIC transferred $797 million of liabilities and $411 million in assets to the Company related to the policies in-force as of December 31, 2004. The Company also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, the Company assumed premiums and related fees of $192 million and assumed benefits and related costs of $143 million for the year ended December 31, 2005. Assumed liabilities, included in other policyholder funds, related to this reinsurance agreement as of December 31, 2005 were $932 million.

      Effective January 1, 2005, and December 31, 2005, the Company entered into two reinsurance agreements with Exeter Reassurance Company, Ltd. ("Exeter"), an affiliate. Under these agreements, the Company retroceded 100% of the secondary guarantees on policies that the Company assumed from GALIC. For the year ended December 31, 2005, the pre-tax loss resulting from these treaties were less than $1 million.

      Effective April 1, 2005, the Company entered into a reinsurance agreement with, Mitsui Sumitomo MetLife Insurance Co., Ltd. ("MSI"), an affiliate. Under this agreement, the Company assumed 100% of the guaranteed minimum death benefit ("GMDB") and living benefit claims associated with variable annuity contracts. The Company retroceded 100% of the GMDBs to Exeter. For the year ended December 31, 2005, the pre-tax gain on this business was less than $1 million.

      In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. The Company transferred assets with a cost or amortized cost and fair market value of $78 million and $79 million, and $324 million and $320 million for the years ended December 31, 2005 and 2004, respectively. The realized capital gains (losses) recognized on these transfers were $1 million and ($4) million for the years ended December 31, 2005 and 2004, respectively. The Company purchased assets from affiliates with a fair market value of $711 million for the year ended December 31, 2005. There were no assets purchased from affiliates for the year ended December 31, 2004.

13. SUBSEQUENT EVENTS

      On September 30, 2006, the Company received a capital contribution from MetLife of $162 million in the form of assets related to the value of distribution agreements ("VODA"), net of deferred income taxes, for which the Company receives the benefit. The VODA is related to MetLife's acquisition of The Travelers Insurance Company in July 2005.

      On October 11, 2006, MetLife Insurance Company of Connecticut ("MICC"), an affiliate, and MLIG entered into a Transfer Agreement, pursuant to which MICC agreed to acquire all of the outstanding stock of the Company, from MLIG in exchange for 4,595,317 shares of MICC's common stock, par value $2.50 per share. The transaction will have economic effect as if it occurred on October 1, 2006. The principle used in determining the consideration was to value each of MICC and the Company, and exchange shares based on those valuations. The transaction closed on October 11, 2006, resulting in 34,595,317 shares outstanding of MICC, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.